As filed with the Securities and Exchange Commission on April 29, 2008


  1933 Act Registration No. 333-135371 and 1940 Act Registration No. 811-21913

              - - - - - - - - - - - - - - - - - - - - - - - - - - -

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM N-1A

         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
         Pre-Effective Amendment No.                                      [ ]
         Post-Effective Amendment No. 17                                  [X]

                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X] Amendment No. 19 [X]


                             BHR Institutional Funds
               (Exact name of registrant as specified in Charter)
                      1160 West Swedesford Road, Suite 140
                                Berwyn, PA 19312
          (Address of Principal Executive Offices, including Zip Code)

                                   Brian Ferko
                              BHR Fund Advisors, LP
                            1160 West Swedesford Road
                                    Suite 140
                                Berwyn, PA 19312
                     (Name and Address of Agent for Service)

                                    Copy To:
                             Michael P. Malloy, Esq.
                           Drinker Biddle & Reath LLP
                                One Logan Square
                              18th & Cherry Streets
                           Philadelphia, PA 19103-6996


It is proposed that this filing will become effective (check appropriate box)


         [ ] immediately upon filing pursuant to paragraph (b)
         [X] on April 30, 2008 pursuant to paragraph (b)
         [ ] 60 days after filing pursuant to paragraph (a)(1)
         [ ] on (date) pursuant to paragraph (a)(1)
         [ ] 75 days after filing pursuant to paragraph (a)(2)
         [ ] on (date) pursuant to paragraph (a)(2) of rule 485.


If appropriate, check the following box:

         [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                             BHR INSTITUTIONAL FUNDS


                                   PROSPECTUS
                                 APRIL 30, 2008

                              AG MID CAP CORE FUND
                             AG MID CAP GROWTH FUND
                            AG MULTI CAP GROWTH FUND
                             AG SMALL CAP CORE FUND



                                 CLASS I SHARES
                                 CLASS II SHARES


                               INVESTMENT ADVISER:
                              BHR FUND ADVISORS, LP





     THE SECURITIES AND EXCHANGE COMMISSION (THE "SEC") HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              ABOUT THIS PROSPECTUS


The AG Mid Cap Core Fund, AG Mid Cap Growth Fund, AG Multi Cap Growth Fund, and AG Small Cap Core Fund (each a "Fund" and collectively the "Funds") are separate series of BHR Institutional Funds (the "Trust"), a mutual fund family that offers separate investment portfolios. The portfolios have individual investment goals and strategies and are offered in separate prospectuses. This prospectus gives you important information about Class I Shares and Class II Shares of the Funds that you should know before investing. Please read this prospectus and keep it for future reference.


This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about the Funds, please see:


                                                                    PAGE
     INFORMATION ABOUT THE FUNDS................................... 3
     AG MID CAP CORE FUND.......................................... 4
     AG MID CAP GROWTH FUND........................................ 7
     AG MULTI CAP GROWTH FUND......................................10
     AG SMALL CAP CORE FUND........................................13
     MORE INFORMATION ABOUT RISK...................................16
     MORE INFORMATION ABOUT FUND INVESTMENTS.......................16
     INFORMATION ABOUT PORTFOLIO HOLDINGS..........................17
     INVESTMENT ADVISER............................................17
     INVESTMENT SUB-ADVISER........................................18
     INVESTMENT TEAM...............................................18
     PERFORMANCE OF COMPARABLE ACCOUNTS............................20
     PURCHASING, SELLING AND EXCHANGING FUND SHARES................23
     OTHER POLICIES................................................38
     DIVIDENDS AND DISTRIBUTIONS...................................30
     TAXES.........................................................30
     HOW TO OBTAIN MORE INFORMATION ABOUT THE
         BHR INSTITUTIONAL FUNDS...................................Back Cover

INFORMATION ABOUT THE FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has an investment goal and strategies for reaching that goal. The investment adviser (the "Adviser") and the sub-adviser (the "Sub-Adviser" or "AG") invest each Fund's assets in a way that they believe will help the Fund achieve its objective.

However, investing in a Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's and Sub-Adviser's judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser or the Sub-Adviser does, you could lose all or some of your investment in a Fund, just as you could with similar investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Each Fund offers Class I and Class II Shares.

AG MID CAP CORE FUND

FUND SUMMARY


----------------------------------------------------- --------------------------
FUND NUMBER                                           Class I Shares
                                                      Class II Shares
----------------------------------------------------- --------------------------
CUSIP NUMBER                                          Class I Shares
                                                      Class II Shares
----------------------------------------------------- --------------------------
INVESTMENT GOAL                                       Seeks long-term capital
                                                      appreciation
----------------------------------------------------- --------------------------
INVESTMENT FOCUS                                      Mid capitalization core
                                                      companies
----------------------------------------------------- --------------------------
PRINCIPAL INVESTMENT STRATEGY                         Investing in high quality
                                                      companies with good
                                                      earnings prospects and
                                                      attractively valued
                                                      relative to similar
                                                      companies, equity markets
                                                      overall and/or their own
                                                      normal market valuations.
----------------------------------------------------- --------------------------
INVESTOR PROFILE                                      Investors seeking long
                                                      term growth of capital who
                                                      can withstand the share
                                                      price volatility of equity
                                                      investing with a focus on
                                                      mid capitalization stocks.
----------------------------------------------------- --------------------------

PRINCIPAL INVESTMENT STRATEGY

The AG Mid Cap Core Fund ("Mid Cap Core Fund") invests, under normal market conditions, at least 80% of its assets in publicly traded U.S. equity securities of mid capitalization companies that the Mid Cap Core Fund's Sub-Adviser, AG Asset Management LLC ("AG" or the "Sub-Adviser"), believes are high quality companies with good earnings prospects that are attractively valued relative to similar companies, to the equity markets overall, and/or to their own normal market valuations. This is a non-fundamental investment policy that can be changed by the Mid Cap Core Fund upon 60 days' prior notice to shareholders. For the purposes of the Mid Cap Core Fund, mid cap companies are defined as companies within the range of the capitalization of companies constituting the Russell Midcap Index. As of March 31, 2008, the capitalization range of the Russell Midcap Index was between approximately $155 million and $45.7 billion. These securities may be traded over the counter or listed on an exchange.

AG believes that the best way to seek to achieve consistently superior returns is through an investment philosophy in which portfolio decisions are based upon extensive internally generated fundamental research and analysis. AG relies on internally generated fundamental equity research for all equity positions which it believes generally allows them to operate independently of widely used published sources of information and provides a potential advantage over many competitors in the selection of securities.

AG's stock selection process is the result of a disciplined team approach. Utilizing a variety of sources, AG develops a working list of companies that meet market capitalization and minimum financial criteria. The resulting universe of stocks is divided into detailed industry screens to compare valuations of similar companies on a variety of measures. Variables examined include, without limitation, price/earnings, price/cash flow, price/sales, price/book value, earnings, cash flow, sales, asset values, and balance sheet measures, but the process is not limited to any single absolute criterion. The narrowed universe of attractively valued stocks is the focus of more intensive fundamental research including direct contact with senior company management, review of competitors and customers, and the development of detailed earnings projections. Companies that AG believes offer the most compelling risk/reward relationship are purchased to build a portfolio of approximately 30-55 stocks.

Stocks may be sold, without limitation, when: they reach a target price, there is a change in company fundamentals, a more attractive, compelling opportunity is presented or the portfolio is rebalanced.

PRINCIPAL RISKS OF INVESTING IN THE FUND


Since it purchases equities, the Mid Cap Core Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Mid Cap Core Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Mid Cap Core Fund. You could lose all or some of your investment in the Mid Cap Core Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Mid Cap Core Fund is also subject to the risk that mid cap stocks may underperform other segments of the equity market or the equity market as a whole. The Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Mid Cap Core Fund to underperform funds that also seek long-term growth of capital but use different approaches to the security selection process.

The mid capitalization companies in which the Mid Cap Core Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Mid Cap Core Fund generally has substantial exposure to this risk.

The Mid Cap Core Fund is structured by selecting individual stocks which meet the investment objectives of the strategy. From time to time, the Mid Cap Core Fund may hold relatively few securities positions in relation to the total number of available investment opportunities. Such investment in a relatively limited number of investments may tend to result in more rapid changes in the Mid Cap Core Fund, upward or downward, than would be the case with greater diversification, with the result that a loss in any position could have a material adverse effect on the Mid Cap Core Fund's performance.

The Mid Cap Core Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.


PERFORMANCE INFORMATION


The Mid Cap Core Fund is new, and therefore, has no performance information. The Mid Cap Core Fund intends to compare its performance to the Russell Midcap Index. The Russell Midcap Index measures the performance of 800 smallest companies in the Russell 1000 Index, which represent approximately 31% of the total market capitalization of the Russell 1000 Index.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Mid Cap Core Fund shares.

------------------------------------------------------ ------------------------------ ------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED       Mid Cap Core Fund - Class I   Mid Cap Core Fund - Class II
FROM FUND ASSETS)                                                 Shares                         Shares
------------------------------------------------------ ------------------------------ ------------------------------
Management Fees                                                    0.85%                          0.85%
------------------------------------------------------ ------------------------------ ------------------------------
Other Expenses(1)                                                  1.55%                          1.55%
------------------------------------------------------ ------------------------------ ------------------------------
         Shareholder Servicing Fee(2)                                 0.00%                          0.25%
------------------------------------------------------ ------------------------------ ------------------------------
Total Annual Operating Expenses                                    2.40%                          2.65%
                                                                   -----                          -----
------------------------------------------------------ ------------------------------ ------------------------------
Fee Waivers and Reimbursements(3)                                 (1.41)%                        (1.41)%
                                                                  -------                        -------
------------------------------------------------------ ------------------------------ ------------------------------
Net Total Annual Operating Expenses                                0.99%                          1.24%
------------------------------------------------------ ------------------------------ ------------------------------

(1)      "Other Expenses" are estimated for the current fiscal year.

(2) The Shareholder Service Fee is included as part of the Mid Cap Core Fund's "Other Expenses" and is presented here for information purposes only.

(3) The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Operating Expenses from exceeding 0.99% for Class I Shares and 1.24% for Class II Shares for a period of three years from the date of this prospectus. If at any point during the first three years of the Mid Cap Core Fund's operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses to exceed the applicable expense limitation.


For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE


This example is intended to help you compare the cost of investing in the Mid Cap Core Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Mid Cap Core Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Mid Cap Core Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Mid Cap Core Fund would be:


------------------------------------------- --------------- --------------
                                                1 YEAR         3 YEARS
------------------------------------------- --------------- --------------
CLASS I SHARES                                   $101           $315
------------------------------------------- --------------- --------------
CLASS II SHARES                                  $126           $393
------------------------------------------- --------------- --------------

AG MID CAP GROWTH FUND


FUND SUMMARY


----------------------------------------------------- --------------------------
FUND NUMBER                                           Class I Shares
                                                      Class II Shares
----------------------------------------------------- --------------------------
CUSIP NUMBER                                          Class I Shares
                                                      Class II Shares
----------------------------------------------------- --------------------------
INVESTMENT GOAL                                       Seeks long-term capital
                                                      appreciation
----------------------------------------------------- --------------------------
INVESTMENT FOCUS                                      Mid capitalization growth
                                                      companies
----------------------------------------------------- --------------------------
PRINCIPAL INVESTMENT STRATEGY                         Companies with earnings
                                                      growth rates of 15% or
                                                      higher and/or are
                                                      experiencing favorable
                                                      changes in their earnings
                                                      profile and are leaders in
                                                      their industries.
----------------------------------------------------- --------------------------
INVESTOR PROFILE                                      Investors seeking long
                                                      term growth of capital who
                                                      can withstand the share
                                                      price volatility of equity
                                                      investing with a focus on
                                                      mid cap growth stocks.
------------------------------------------------------- ------------------------

PRINCIPAL INVESTMENT STRATEGY

The AG Mid Cap Growth Fund (the "Mid Cap Growth Fund") invests, under normal market conditions, at least 80% of its assets in publicly traded U.S. equity securities of mid capitalization companies that the Mid Cap Growth Fund's Sub-Adviser, AG Asset Management LLC ("AG" or the "Sub-Adviser") believes have improving prospects for growth. This is a non-fundamental investment policy that can be changed by the Mid Cap Growth Fund upon 60 days' prior notice to shareholders. For the purposes of the Mid Cap Growth Fund, mid cap companies are defined as companies within the range of the capitalization of companies constituting the Russell Midcap Growth Index. As of March 31, 2008, the capitalization range of the Russell Midcap Growth Index was between approximately $155 million and $45.7 billion. These securities may be traded over the counter or listed on an exchange.


AG believes that companies with improving prospects for growth have the potential to generate superior returns. Opportunities in companies that may offer superior growth prospects are identified using company-specific fundamental research with consideration of broad economy-wide factors. The Sub-Adviser generally seeks to make investments in companies with earnings growth rates of 15% or higher, or in companies that the Sub-Adviser believes are experiencing favorable changes in their earnings profile and are leaders in their industries. The AG portfolio team screens a broad universe of securities on a variety of quantitative variables to identify those with attractive fundamentals. Screening criteria are dependent upon the investment environment and macroeconomic overview, but may include fundamental factors such as historical and estimated earnings growth, profitability, valuation, as well as technical factors such as moving averages, volatility and liquidity.

AG's quantitative research process is used as an overlay to the decision-making process as well as to monitor portfolio performance and risk exposures. Before making an investment, AG takes macroeconomic factors such as interest rates and inflation of economic growth into consideration when estimating expected returns. In addition, the Sub-Adviser compares both individual stocks and overall portfolios to macro risk factors to identify unintended or hidden risks. Tracking error, volatility and value-at-risk are monitored and then fed into its sell discipline.


AG keeps its buy and sell disciplines simple, focusing on the fact that there are four possible outcomes of any position established in a portfolio: big winners, small winners, small losers and large losers. AG believes that its disciplines significantly reduces the occurrence of large losers, and significantly increases the risk adjusted returns of the portfolios. When managing losing positions, the objective is to prevent large negative impacts on the portfolio. AG's portfolio manager continuously monitors the impact to the Mid Cap Growth Fund and seeks to identify the emergence of such losses early so that action may be taken to reduce exposure to such situations. In the case of large, winning positions, as these stocks appreciate, the expected future returns naturally go down and the marginal contribution to portfolio tracking error goes up. AG scales back on these positions and replaces them with new or existing ideas that AG believes exhibit superior risk-return characteristics. AG refers to this process as "harvesting volatility through rebalancing."


PRINCIPAL RISKS OF INVESTING IN THE FUND


Since it purchases equities, the Mid Cap Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Mid Cap Growth Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Mid Cap Growth Fund. You could lose all or some of your investment in the Mid Cap Growth Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Mid Cap Growth Fund is also subject to the risk that mid cap stocks may underperform other segments of the equity market or the equity market as a whole. The Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Mid Cap Growth Fund to underperform funds that also seek long-term capital appreciation but use different approaches to the security selection process.

The mid capitalization companies the Mid Cap Growth Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Mid Cap Growth Fund generally has substantial exposure to this risk.


A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.


The Mid Cap Growth Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION


The Mid Cap Growth Fund is new, and therefore, has no performance information. The Mid Cap Growth Fund intends to compare its performance to the Russell Midcap Growth Index. The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Mid Cap Growth Fund shares.




--------------------------------------------- ------------------------------------ -------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES             Mid Cap Growth Fund -                Mid Cap Growth Fund -
DEDUCTED FROM FUND ASSETS)                              Class I Shares                       Class II Shares
--------------------------------------------- ------------------------------------ -------------------------------------
Management Fees                                              0.85%                                0.85%
--------------------------------------------- ------------------------------------ -------------------------------------
Other Expenses(1)                                            1.55%                                1.55%
--------------------------------------------- ------------------------------------ -------------------------------------
         Shareholder Servicing Fee(2)                           0.00%                                 0.25%
--------------------------------------------- ------------------------------------ -------------------------------------
Total Annual Operating Expenses                              2.40%                                2.65%
                                                            -------                              -------
--------------------------------------------- ------------------------------------ -------------------------------------
Fee Waivers and Reimbursements(3)                           (1.41)%                              (1.41)%
                                                            -------                              -------
--------------------------------------------- ------------------------------------ -------------------------------------
Net Total Annual Operating Expenses                          0.99%                                1.24%
--------------------------------------------- ------------------------------------ -------------------------------------

(1)      "Other Expenses" are estimated for the current fiscal year.

(2) The Shareholder Service Fee is included as part of the Mid Cap Growth Fund's "Other Expenses" and is presented here for information purposes only.

(3) The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Operating Expenses from exceeding 0.99% for Class I Shares and 1.24% for Class II Shares for a period of three years from the date of this prospectus. If at any point during the first three years of the Mid Cap Growth Fund's operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses to exceed the applicable expense limitation.


For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE


This example is intended to help you compare the cost of investing in the Mid Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Mid Cap Growth Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Mid Cap Growth Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Mid Cap Growth Fund would be:


---------------------------------------- --------------- ----------------
                                             1 YEAR          3 YEARS
---------------------------------------- --------------- ----------------
CLASS I SHARES                                $101            $315
---------------------------------------- --------------- ----------------
CLASS II SHARES                               $126            $393
---------------------------------------- --------------- ----------------

AG MULTI CAP GROWTH FUND


FUND SUMMARY


--------------------------------------------------------------------------------
FUND NUMBER                                           Class I Shares
                                                      Class II Shares
--------------------------------------------------------------------------------
CUSIP NUMBER                                          Class I Shares
                                                      Class II Shares
--------------------------------------------------------------------------------
INVESTMENT GOAL                                       Seeks long-term capital
                                                      appreciation
--------------------------------------------------------------------------------
INVESTMENT FOCUS                                      Growth companies
                                                      with capitalization
                                                      ranges across the
                                                      spectrum.
----------------------------------------------------- --------------------------
PRINCIPAL INVESTMENT STRATEGY                         Companies with earnings
                                                      growth rates of 15% or
                                                      higher and/or are
                                                      experiencing favorable
                                                      changes in their earnings
                                                      profile and are leaders in
                                                      their industries.
----------------------------------------------------- --------------------------
INVESTOR PROFILE                                      Investors seeking long
                                                      term growth of capital who
                                                      can withstand the share
                                                      price volatility of equity
                                                      investing with a focus on
                                                      multi cap growth stocks.
----------------------------------------------------- --------------------------

PRINCIPAL INVESTMENT STRATEGY

The AG Multi Cap Growth Fund (the "Multi Cap Growth Fund") invests, under normal market conditions, at least 80% of its assets in publicly traded U.S. equity securities of companies with any capitalization size that the Multi Cap Growth Fund's Sub-Adviser, AG Asset Management LLC ("AG" or the "Sub-Adviser") believes have improving prospects for growth. This is a non-fundamental investment policy that can be changed by the Multi Cap Growth Fund upon 60 days' prior notice to shareholders. These securities may be traded over the counter or listed on an exchange.


AG believes that companies with improving prospects for growth have the potential to generate superior returns. Opportunities in companies that may offer superior growth prospects are identified using company-specific fundamental research with consideration of broad economy-wide factors. The Sub-Adviser generally seeks to make investments in companies with earnings growth rates of 15% or higher, or in companies that the Sub-Adviser believes are experiencing favorable changes in their earnings profile and are leaders in their industries. The AG portfolio team screens a broad universe of securities on a variety of quantitative variables to identify those with attractive fundamentals. Screening criteria are dependent upon the investment environment and macroeconomic overview, but may include fundamental factors such as historical and estimated earnings growth, profitability, valuation, as well as technical factors such as moving averages, volatility and liquidity.

AG's quantitative research process is used as an overlay to the decision-making process as well as to monitor portfolio performance and risk exposures. Before making an investment, AG takes macroeconomic factors such as interest rates and inflation of economic growth into consideration when estimating expected returns. In addition, the Sub-Adviser compares both individual stocks and overall portfolios to macro risk factors to identify unintended or hidden risks. Tracking error, volatility and value-at-risk are monitored and then fed into its sell discipline.

AG keeps its buy and sell disciplines simple, focusing on the fact that there are four possible outcomes of any position established in a portfolio: big winners, small winners, small losers and large losers. AG believes that its disciplines significantly reduces the occurrence of large losers, and significantly increases the risk adjusted returns of the portfolios. When managing losing positions, the objective is to prevent large negative impacts on the portfolio. AG's portfolio manager continuously monitors the impact to the Multi Cap Growth Fund and seeks to identify the emergence of such losses early so that action may be taken to reduce exposure to such situations. In the case of large, winning positions, as these stocks appreciate, the expected future returns naturally go down and the marginal contribution to portfolio tracking error goes up. AG scales back on these positions and replaces them with new or existing ideas that AG believes exhibit superior risk-return characteristics. AG refers to this process as "harvesting volatility through rebalancing."


PRINCIPAL RISKS OF INVESTING IN THE FUND


Since it purchases equities, the Multi Cap Growth Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Multi Cap Growth Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Multi Cap Growth Fund. You could lose all or some of your investment in the Multi Cap Growth Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Multi Cap Growth Fund is also subject to the risk that small and mid cap stocks may underperform other segments of the equity market or the equity market as a whole. The Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Multi Cap Growth Fund to underperform funds that also seek long-term capital appreciation but use different approaches to the security selection process.

The small and mid capitalization companies the Multi Cap Growth Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid cap companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small and mid cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.


A principal risk of growth stocks is that investors expect growth companies to increase their earnings at a certain rate that is generally higher than the rate expected for non-growth companies. If a growth company does not meet these expectations, the price of its stock may decline significantly, even if it has increased earnings. Growth companies also typically do not pay dividends. Companies that pay dividends may experience less significant stock price declines during market downturns.


The Multi Cap Growth Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.

PERFORMANCE INFORMATION


The Multi Cap Growth Fund is new, and therefore, has no performance information. The Multi Cap Growth Fund intends to compare its performance to the Russell 3000 Growth Index. The Russell 3000 Growth Index measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values.


FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Multi Cap Growth Fund shares.




--------------------------------------------- ------------------------------------ -------------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES            Multi Cap Growth Fund -              Multi Cap Growth Fund -
DEDUCTED FROM FUND ASSETS)                              Class I Shares                       Class II Shares
--------------------------------------------- ------------------------------------ -------------------------------------
Management Fees                                              0.75%                                0.75%
--------------------------------------------- ------------------------------------ -------------------------------------
Other Expenses(1)                                            1.55%                                1.55%
--------------------------------------------- ------------------------------------ -------------------------------------
         Shareholder Servicing Fee(2)                           0.00%                                 0.25%
--------------------------------------------- ------------------------------------ -------------------------------------
Total Annual Operating Expenses                              2.30%                                2.55%
                                                            -------                              -------
--------------------------------------------- ------------------------------------ -------------------------------------
Fee Waivers and Reimbursements(3)                           (1.41)%                              (1.41)%
                                                            -------                              -------
--------------------------------------------- ------------------------------------ -------------------------------------
Net Total Annual Operating Expenses                          0.89%                                1.14%
--------------------------------------------- ------------------------------------ -------------------------------------

(1)      "Other Expenses" are estimated for the current fiscal year.


(2) The Shareholder Service Fee is included as part of the Multi Cap Growth Fund's "Other Expenses" and is presented here for information purposes only.


(3) The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Operating Expenses from exceeding 0.89% for Class I Shares and 1.14% for Class II Shares for a period of three years from the date of this prospectus. If at any point during the first three years of the Multi Cap Growth Fund's operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the fees and expenses to exceed the applicable expense limitation.


For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE


This example is intended to help you compare the cost of investing in the Multi Cap Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Multi Cap Growth Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Multi Cap Growth Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Multi Cap Growth Fund would be:


----------------------------------------- --------------- ----------------
                                              1 YEAR          3 YEARS
----------------------------------------- --------------- ----------------
CLASS I SHARES                                 $91             $284
----------------------------------------- --------------- ----------------
CLASS II SHARES                                $116            $362
----------------------------------------- --------------- ----------------

AG SMALL CAP CORE FUND


FUND SUMMARY


----------------------------------------------------- --------------------------
FUND NUMBER                                           Class I Shares
                                                      Class II Shares
----------------------------------------------------- --------------------------
CUSIP NUMBER                                          Class I Shares
                                                      Class II Shares
----------------------------------------------------- --------------------------
INVESTMENT GOAL                                       Seeks long-term capital
                                                      appreciation
----------------------------------------------------- --------------------------
INVESTMENT FOCUS                                      Small capitalization core
                                                      companies
----------------------------------------------------- --------------------------
PRINCIPAL INVESTMENT STRATEGY                         Investing in high
                                                      quality companies with
                                                      good earnings prospects
                                                      and attractively valued
                                                      relative to similar
                                                      companies, equity
                                                      markets overall and/or
                                                      their own normal market
                                                      valuations.
----------------------------------------------------- --------------------------
INVESTOR PROFILE                                      Investors
                                                      seeking long term growth
                                                      of capital who can
                                                      withstand the share
                                                      price volatility of
                                                      equity investing with a
                                                      focus on small
                                                      capitalization stocks.
--------------------------------------------------------------------------------

PRINCIPAL INVESTMENT STRATEGY

The AG Small Cap Core Fund ("Small Cap Core Fund") invests, under normal market conditions, at least 80% of its assets in publicly traded U.S. equity securities of small capitalization companies that the Small Cap Core Fund's Sub-Adviser, AG Asset Management LLC ("AG" or the "Sub-Adviser"), believes are high quality companies with good earnings prospects that are attractively valued relative to similar companies, to the equity markets overall, and/or to their own normal market valuations. This is a non-fundamental investment policy that can be changed by the Small Cap Core Fund upon 60 days' prior notice to shareholders. For the purposes of the Small Cap Core Fund, small cap companies are defined as companies within the range of the capitalization of companies constituting the Russell 2000 Index. As of March 31, 2008, the capitalization range of the Russell 2000 Index was between approximately $25 million and $6.8 billion. These securities may be traded over the counter or listed on an exchange.

AG believes that the best way to seek to achieve consistently superior returns is through an investment philosophy in which portfolio decisions are based upon extensive internally generated fundamental research and analysis. AG relies on internally generated fundamental equity research for all equity positions which it believes generally allows them to operate independently of widely used published sources of information and provides a potential advantage over many competitors in the selection of securities.

AG's stock selection process is the result of a disciplined team approach. Utilizing a variety of sources, AG develops a working list of companies that meet market capitalization and minimum financial criteria. The resulting universe of stocks is divided into detailed industry screens to compare valuations of similar companies on a variety of measures. Variables examined include, without limitation, price/earnings, price/cash flow, price/sales, price/book value, earnings, cash flow, sales, asset values, and balance sheet measures, but the process is not limited to any single absolute criterion. The narrowed universe of attractively valued stocks is the focus of more intensive fundamental research including direct contact with senior company management, review of competitors and customers, and the development of detailed earnings projections. Companies that AG believes offer the most compelling risk/reward relationship are purchased to build a portfolio of approximately 35-55 stocks.

Stocks may be sold, without limitation, when: they reach a target price, there is a change in company fundamentals, a more attractive, compelling opportunity is presented or the portfolio is rebalanced.

PRINCIPAL RISKS OF INVESTING IN THE FUND


Since it purchases equities, the Small Cap Core Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Small Cap Core Fund's equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Small Cap Core Fund. You could lose all or some of your investment in the Small Cap Core Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company's assets in the event of bankruptcy.

The Small Cap Core Fund is also subject to the risk that small cap stocks may underperform other segments of the equity market or the equity market as a whole. The Sub-Adviser's investment approach may be contrary to general investment opinion at times or otherwise fail to produce the desired results, causing the Small Cap Core Fund to underperform funds that also seek long-term growth of capital but use different approaches to the security selection process.

The small capitalization companies in which the Small Cap Core Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange. The Small Cap Core Fund generally has substantial exposure to this risk.


The Small Cap Core Fund is structured by selecting individual stocks which meet the investment objectives of the strategy. From time to time, the Small Cap Core Fund may hold relatively few securities positions in relation to the total number of available investment opportunities. Such investment in a relatively limited number of investments may tend to result in more rapid changes in the Small Cap Core Fund, upward or downward, than would be the case with greater diversification, with the result that a loss in any position could have a material adverse effect on the Small Cap Core Fund's performance.



The Small Cap Core Fund should only be purchased by investors seeking long-term capital appreciation who can withstand the share price volatility of equity investing.


PERFORMANCE INFORMATION


The Small Cap Core Fund is new, and therefore, has no performance information. The Small Cap Core Fund intends to compare its performance to the Russell 2000 Index. The Russell 2000 Index measures the performance of the 2000 smallest companies in the Russell 3000 Index, which represent approximately 10% of the total market capitalization of the Russell 3000 Index.

FUND FEES AND EXPENSES


This table describes the fees and expenses that you may pay if you buy and hold Small Cap Core Fund shares.

------------------------------------------------------ ------------------------------ ------------------------------
ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED       Small Cap Core Fund - Class    Small Cap Core Fund - Class
FROM FUND ASSETS)                                                I Shares                       II Shares
------------------------------------------------------ ------------------------------ ------------------------------
Management Fees                                                    0.90%                          0.90%
------------------------------------------------------ ------------------------------ ------------------------------
Other Expenses(1)                                                  1.55%                          1.55%
------------------------------------------------------ ------------------------------ ------------------------------
         Shareholder Servicing Fee(2)                                 0.00%                          0.25%
------------------------------------------------------ ------------------------------ ------------------------------
Total Annual Operating Expenses                                    2.45%                          2.70%
                                                                  -------                        -------
------------------------------------------------------ ------------------------------ ------------------------------
Fee Waivers and Reimbursements(3)                                 (1.40)%                        (1.40)%
                                                                  -------                        -------
------------------------------------------------------ ------------------------------ ------------------------------
Net Total Annual Operating Expenses                                1.05%                          1.30%
------------------------------------------------------ ------------------------------ ------------------------------

(1)      "Other Expenses" are estimated for the current fiscal year.

(2) The Shareholder Service Fee is included as part of the Small Cap Core Fund's "Other Expenses" and is presented here for information purposes only.

(3) The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep Total Annual Operating Expenses from exceeding 1.05% for Class I Shares and 1.30% for Class II Shares for a period of three years from the date of this prospectus. If at any point during the first three years of the Small Cap Core Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent that such a recapture does not cause the fees and expenses to exceed the applicable expense limitation.


For more information about Investment Management Fees, see "Investment Adviser."

EXAMPLE


This example is intended to help you compare the cost of investing in the Small Cap Core Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Small Cap Core Fund for the time periods indicated and that you sell your shares at the end of those periods.

The example also assumes that each year your investment has a 5% return, Small Cap Core Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Small Cap Core Fund would be:


--------------------------------------------- --------------- --------------
                                                  1 YEAR         3 YEARS
--------------------------------------------- --------------- --------------
CLASS I SHARES                                     $107           $334
--------------------------------------------- --------------- --------------
CLASS II SHARES                                    $132           $412
--------------------------------------------- --------------- --------------

PORTFOLIO COMPOSITION

Each Fund has a policy to invest, under normal circumstances, at least 80% of the value of its "assets" in certain types of investments suggested by its name (the "80% Policy"). For purposes of these 80% Policies, the term "assets" means net assets plus the amount of borrowings for investment purposes. A Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, when a Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would be consistent with its 80% Policy.

MORE INFORMATION ABOUT RISK

EQUITY RISK - Equity securities include public and privately issued equity securities, common and preferred stocks, warrants, rights to subscribe to common stock and convertible securities, as well as instruments that attempt to track the price movement of equity indices. In general, investments in equity securities and equity derivatives are subject to market risks that may cause their prices to fluctuate over time. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a mutual fund invests will cause a fund's net asset value to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

CHANGE IN MARKET CAPITALIZATION - A Fund may specify in its principal investment strategy a market capitalization range for acquiring portfolio securities. If a security that is within the range for a Fund at the time of purchase later falls outside the range, which may occur because of market growth or depreciation, the Fund may continue to hold the security if, in the Sub-Adviser's judgment, the security remains otherwise consistent with the Fund's investment objective and strategies. However, this change could affect the Fund's flexibility in making new investments.

PORTFOLIO TURNOVER - A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the Adviser and/or Sub-Adviser determines that it would be in the Fund's best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the Adviser's or Sub-Adviser's control. These transactions will increase a Fund's "portfolio turnover." A 100% portfolio turnover rate would occur if all of the securities in a Fund were replaced during the annual measurement period. High turnover rates generally result in higher brokerage costs to the Fund, may result in higher net taxable gain for shareholders and may reduce the Fund's returns.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. In addition to the investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds' Statement of Additional Information (the "SAI") (for information on how to obtain a copy of the SAI see the back cover of this prospectus). Of course, there is no guarantee that the Funds will achieve their investment goals.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or in the event of sizeable cash flows into or out of a Fund, each Fund may invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objectives. If a Fund invests in this manner, it may not achieve its investment objective.

INFORMATION ABOUT PORTFOLIO HOLDINGS

A complete schedule of the Funds' portfolio holdings, current as of month-end, will be available on the Funds' website at www.bhrfunds.com no earlier than 10 days after the end of each calendar month. This information will remain available on the website until the Funds file with the Securities and Exchange Commission their semi-annual/annual shareholder report or quarterly portfolio holdings report that includes such period. The Funds may terminate or modify this policy at any time without further notice to shareholders. A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the SAI.

INVESTMENT ADVISER


BHR Fund Advisors, LP (the "Adviser" or "BHR") serves as the investment adviser to the Funds. The Adviser's principal place of business is 1160 West Swedesford Road, Suite 140, Berwyn PA 19312. As of March 31, 2008, BHR had approximately $25 million in assets under management. Subject to the Board of Trustees' supervision, BHR continuously reviews, supervises and administers the Funds' investment programs. BHR also ensures compliance with the Funds' investment policies and guidelines. For its services, the Adviser is entitled to a fee, as set forth in the table below, which is calculated daily and paid monthly based on the average daily net assets of each Fund:

  FUND                                                      MANAGEMENT FEE
  ----                                                      --------------
  Mid Cap Core Fund                                             0.85%
  Mid Cap Growth Fund                                           0.85%
  Multi Cap Growth Fund                                         0.75%
  Small Cap Core Fund                                           0.90%


The Adviser has contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total operating expenses for the Class I Shares and Class II Shares of the Mid Cap Core Fund from exceeding 0.99% and 1.24% of their average daily net assets, respectively, for a period of three years from the date of this prospectus. The Adviser has also contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total operating expenses for the Class I Shares and Class II Shares of the Mid Cap Growth Fund from exceeding 0.99%, and 1.24% of their average daily net assets, respectively, for a period of three years from the date of this prospectus. The Adviser has also contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total operating expenses for the Class I Shares and Class II Shares of the Multi Cap Growth Fund from exceeding 0.89%, and 1.14% of their average daily net assets, respectively, for a period of three years from the date of this prospectus. The Adviser has also contractually agreed to waive all or a portion of its fee and reimburse expenses in order to keep total operating expenses for the Class I Shares and Class II Shares of the Small Cap Core Fund from exceeding 1.05% and 1.30% of their average daily net assets, respectively, for a period of three years from the date of this prospectus. If at any point during this period it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may retain the difference between the "Total Annual Fund Operating Expenses" and 0.99% for the Class I Shares and 1.24% for the Class II Shares of the Mid Cap Core Fund, 0.99% for the Class I Shares and 1.24% for the

Class II Shares of the Mid Cap Growth Fund, 0.89% for the Class I Shares and 1.14% for the Class II Shares of the Multi Cap Growth Fund and 1.05% for the Class I Shares and 1.30% for the Class II Shares of the Small Cap Core Fund, to recapture any of its prior waivers or reimbursements.


As investment adviser to the Funds, BHR has responsibility over any Sub-Adviser.

INVESTMENT SUB-ADVISER


AG Asset Management LLC serves as Sub-Adviser to the Funds. As Sub-Adviser, AG makes investment decisions for the Funds and also ensures compliance with each Fund's investment policies and guidelines. As of March 31, 2008, AG had approximately $2.2 billion in assets under management. For its services, the Sub-Adviser is paid a fee by the Adviser.

A discussion regarding the basis for the Board of Trustees approving the investment management agreement and sub-advisory agreement will be available in the Fund's annual report to shareholders for the period ending September 30, 2008.


INVESTMENT TEAM


AG applies a team approach to managing each of the Funds. Christopher J. Fasciano serves as the lead Portfolio Manager of the Mid Cap Core Fund and Small Cap Core Fund. The team includes an associate portfolio manager, Timothy D. Buckley, and four analysts. Mr. Fasciano, with the assistance of Mr. Buckley, is responsible for the day-to-day management of the Mid Cap Core and Small Cap Core Funds. All six professionals have extensive experience as security analysts and perform all substantive research for the Funds.




William Potter serves as the lead Portfolio Manager for the Mid Cap Growth Fund and as an analyst on the Multi Cap Growth Fund team. Gus Scacco serves as the lead Portfolio Manager for the Multi Cap Growth Fund and as an analyst on the Mid Cap Growth Fund team. Each team also includes four additional analysts. Both analysts and portfolio managers participate in the research process by conducting company-specific, bottom-up fundamental research. The lead Portfolio Managers are responsible for the day-to-day management of their respective Funds and construct the portfolios, incorporating both AG's macro views and rigorous quantitative risk management techniques.

The Portfolio Managers of the Funds are as follows:

CHRISTOPHER J. FASCIANO
MANAGING DIRECTOR
PORTFOLIO MANAGER, MID CAP CORE FUND AND SMALL CAP CORE FUND
Mr. Fasciano is Portfolio Manager for the Sub-Adviser's Small/Mid Cap Core products. He joined the team when he moved to Wertheim Asset Management in 1994. Mr. Fasciano has research responsibility for the Energy, Auto & Auto Parts, Defense & Aerospace, and Utilities sectors. He started his career at State Street Bank & Trust Company in 1987 as a Fund Administrator. He joined Wertheim's sell-side equity research group in 1991. Mr. Fasciano joined the Sub-Adviser in 2004 when the team was acquired from Schroder Investment Management (formerly Wertheim Asset Management). Mr. Fasciano has a BA from Bates College and an MBA from Flagler Business School at the University of North Carolina.

TIMOTHY D. BUCKLEY, CFA
MANAGING DIRECTOR
ASSOCIATE PORTFOLIO MANAGER, MID CAP CORE FUND AND SMALL CAP CORE FUND
Mr. Buckley is an Associate Portfolio Manager and research analyst for the Sub-Adviser's Small/Mid Cap Core team. He joined the team when he moved to Schroder Investment Management in 1998. Mr. Buckley has research responsibility for the Interest Sensitive and Media sectors. He began his career as a Financial Institution Examiner with the Federal Deposit Insurance Corporation in 1989. He moved on to be an Equity Analyst with Massachusetts Financial Services in 1995. He joined State Street Research & Management Company in 1996 as a Corporate Bond Analyst. In 2004 Mr. Buckley joined the Firm when the team was acquired from Schroder Investment Management (formerly Wertheim Asset Management). Mr. Buckley is a CFA charterholder and has a BS from Boston College and an MBA from Amos Tuck School of Business at Dartmouth.

WILLIAM POTTER
MANAGING DIRECTOR
PORTFOLIO MANAGER, MID CAP GROWTH FUND
Mr. Potter is Portfolio Manager of the Sub-Adviser's Mid Cap Growth strategy products. He joined the Sub-Adviser in 2002 from ABN AMRO (formerly ING Barings, and Furman Selz) where he was Managing Director and research analyst from 1997 to 2002. During that time, he was recognized as a leader in technology and industrial equity research in several published surveys, including the Wall Street Journal's "Best on the Street Survey" in 2000 and 2001. Prior to Furman Selz, Mr. Potter was a Vice President and research analyst at Alex.Brown from 1994 to 1997 and at Wertheim Schroder from 1992 to 1994. From 1988 to 1992 Mr. Potter worked in Venture Capital at Safeguard Securities and led private financings for several companies that subsequently went public, including Cambridge Technology Partners and Wave Technologies. He started his career in commercial banking in 1982 as a corporate lending officer at Manufacturers Hanover Trust and then Chemical Bank from 1985 to 1987, before going to business school. Mr. Potter is a frequent speaker at seminars and conference on the topics of investment strategy, security selection, portfolio construction and risk controls. He received his MBA from The Wharton School of the University of Pennsylvania, and his BA from Emory University.

GUS SCACCO
MANAGING DIRECTOR
PORTFOLIO MANAGER, MULTI CAP GROWTH FUND
Mr. Scacco manages the Sub-Adviser's Multi Cap Growth strategy products. He joined the firm as a Director in 2004. He began his career at Chemical Bank in 1988 in Commercial Lending and moved on to Deutsche Bank, where he worked in Corporate Finance in 1991. In 1992 he moved to J. & W. Seligman, where he was a Small Cap equity research analyst. Mr. Scacco became vice president, finance, at Amicale Industries in New York. In 1998 he joined Morgan Stanley in Equity Research, concentrating in financials, consumer discretionary and business services across capitalization ranges. Mr. Scacco has passed the Series 7 and 63 examinations. He received a BBA from Adelphi University and an MBA from Hofstra University's Frank Zarb School of Business.

PERFORMANCE OF COMPARABLE ACCOUNTS



AG has experience in managing other accounts with substantially similar investment objectives, policies, and principal investment strategies as the Mid Cap Core Fund, Mid Cap Growth Fund, Multi Cap Growth Fund and Small Cap Core Fund. The tables below are designed to show you how composites of all similar Mid Cap Core, Mid Cap Growth, Multi Cap Growth and Small Cap Core accounts managed by AG performed over the period shown. In each case, the accounts comprising the composite have investment objectives, policies and strategies that are substantially similar to those of the Fund. This performance history is net of all fees (including any applicable sales loads) charged to investors in the accounts constituting the composites. The returns of the indices assume all dividends and distributions have been reinvested.


AG MID CAP CORE FUND

AVERAGE ANNUAL RETURNS (PERIODS ENDING 3/31/2008)

-------------------------------------------------- ------------------------------------ ---------------------
                                                               MIDCAP CORE
                                                                                           RUSSELL MIDCAP
                                                                COMPOSITE                       INDEX
-------------------------------------------------- ------------------------------------ ---------------------
Year to Date                                                      -8.69%                         -9.99%
-------------------------------------------------- ------------------------------------ ----------------------
1 Year Annual Return                                              -6.21%                         -8.94%
-------------------------------------------------- ------------------------------------ ----------------------
3 Year Average Annual Return                                      12.90%                          7.36%
-------------------------------------------------- ------------------------------------ ----------------------
5 Year Average Annual Return                                      19.49%                         16.31%
-------------------------------------------------- ------------------------------------ ----------------------
10 Year                                                            8.13%                          7.65%
-------------------------------------------------- ------------------------------------ ---------------------


AVERAGE ANNUAL RETURNS - 1998 TO 2007 (AS OF 12/07)

---------------------------------------- ----------------------------------- --------------------------------
                                                    MIDCAP CORE

                                                     COMPOSITE                    RUSSELL MIDCAP INDEX
---------------------------------------- ----------------------------------- --------------------------------
2007                                                     11.30%                              5.59%
---------------------------------------- ----------------------------------- ---------------------------------
2006                                                     16.34%                             15.27%
---------------------------------------- ----------------------------------- ---------------------------------
2005                                                     21.85%                             12.65%
---------------------------------------- ----------------------------------- ---------------------------------
2004                                                     20.61%                             20.22%
---------------------------------------- ----------------------------------- ---------------------------------
2003                                                     32.62%                             40.06%
---------------------------------------- ----------------------------------- ---------------------------------
2002                                                    -16.49%                            -16.18%
---------------------------------------- ----------------------------------- ---------------------------------
2001                                                     -1.23%                             -5.62%
---------------------------------------- ----------------------------------- ---------------------------------
2000                                                     17.93%                              8.25%
---------------------------------------- ----------------------------------- ---------------------------------
1999                                                      8.15%                             18.23%
---------------------------------------- ----------------------------------- ---------------------------------
1998                                                       .87%                             10.10%
---------------------------------------- ----------------------------------- --------------------------------

AG MID CAP GROWTH FUND

AVERAGE ANNUAL RETURNS (PERIODS ENDING 3/31/2008)

-------------------------------------------------- ------------------------------------ ---------------------
                                                         MIDCAP GROWTH COMPOSITE           RUSSELL MIDCAP
                                                                                            GROWTH INDEX
-------------------------------------------------- ------------------------------------ ---------------------
Year to Date                                                     -13.66%                        -10.95%
-------------------------------------------------- ------------------------------------- ----------------------
1 Year Annual Return                                              -7.32%                         -4.55%
-------------------------------------------------- ------------------------------------- ----------------------
3 Year Average Annual Return                                      10.11%                          7.77%
-------------------------------------------------- ------------------------------------- ----------------------
5 Year Average Annual Return                                      14.65%                         15.19%
-------------------------------------------------- ------------------------------------- ----------------------
10 Year                                                            8.52%                          5.15%
-------------------------------------------------- ------------------------------------ ---------------------

AVERAGE ANNUAL RETURNS - 1997 TO 2007 (AS OF 12/07)

----------------------------------- -------------------------------- ------------------------------
                                               MIDCAP GROWTH             RUSSELL MIDCAP GROWTH
                                                COMPOSITE                        INDEX
----------------------------------- -------------------------------- ------------------------------
2007                                              18.17%                              11.42%
----------------------------------- --------------------------------- -------------------------------
2006                                              16.39%                              10.64%
----------------------------------- --------------------------------- -------------------------------
2005                                               6.36%                              12.10%
----------------------------------- --------------------------------- -------------------------------
2004                                              13.97%                              15.48%
----------------------------------- --------------------------------- -------------------------------
2003                                               38.8%                              42.71%
----------------------------------- --------------------------------- -------------------------------
2002                                             -28.58%                             -27.41%
----------------------------------- --------------------------------- -------------------------------
2001                                             -11.17%                             -20.15%
----------------------------------- --------------------------------- -------------------------------
2000                                              -1.58%                             -11.75%
----------------------------------- --------------------------------- -------------------------------
1999                                               73.9%                              51.29%
----------------------------------- --------------------------------- -------------------------------
1998                                              18.81%                              17.86%
----------------------------------- -------------------------------- -------------------------------
1997                                              49.32%                              22.54%
----------------------------------- -------------------------------- ------------------------------

AG MULTI CAP GROWTH FUND

AVERAGE ANNUAL RETURNS (PERIODS ENDING 3/31/2008)

-------------------------------------------------- ------------------------------------ ---------------------
                                                            MULTI CAP GROWTH
                                                                                            RUSSELL 3000
                                                                COMPOSITE                   GROWTH INDEX
-------------------------------------------------- ------------------------------------ ---------------------
Year to Date                                                     -14.03%                        -10.39%
-------------------------------------------------- ------------------------------------- ----------------------
1 Year Annual Return                                               0.14%                         -1.46%
-------------------------------------------------- ------------------------------------- ----------------------
3 Year Average Annual Return                                       9.54%                          6.29%
-------------------------------------------------- ------------------------------------- ----------------------
5 Year Average Annual Return                                      14.37%                         10.26%
-------------------------------------------------- ------------------------------------- ----------------------
Since inception                                                    3.44%                         -0.37%
-------------------------------------------------- ------------------------------------ ---------------------

AVERAGE ANNUAL RETURNS - 1999 TO 2007 (AS OF 12/07)


----------------------------------- -------------------------------- ------------------------------
                                           MULTI CAP GROWTH            RUSSELL 3000 GROWTH


                                               COMPOSITE                       INDEX
----------------------------------- -------------------------------- ------------------------------
2007                                            24.43%                             11.39%
----------------------------------- --------------------------------- -------------------------------
2006                                            12.08%                              9.46%
----------------------------------- --------------------------------- -------------------------------
2005                                             2.74%                              5.17%
----------------------------------- --------------------------------- -------------------------------
2004                                            16.95%                              6.93%
----------------------------------- --------------------------------- -------------------------------
2003                                            37.09%                             30.97%
----------------------------------- --------------------------------- -------------------------------
2002                                           -36.36%                            -28.04%
----------------------------------- --------------------------------- -------------------------------
2001                                            -9.24%                            -19.63%
----------------------------------- --------------------------------- -------------------------------
2000                                            -12.8%                            -22.42%
----------------------------------- --------------------------------- -------------------------------
1999                                            37.43%                             33.82%
----------------------------------- --------------------------------- -------------------------------


AG SMALL CAP CORE FUND

AVERAGE ANNUAL RETURNS (PERIODS ENDING 3/31/2008)


-------------------------------------------------- ------------------------------------ ---------------------
                                                              SMALLCAP CORE                 RUSSELL 2000


                                                                COMPOSITE                      INDEX
-------------------------------------------------- ------------------------------------ ---------------------
Year to Date                                                       -3.49%                       -9.90%
-------------------------------------------------- ------------------------------------- ----------------------
1 Year Annual Return                                              -13.23%                      -12.99%
-------------------------------------------------- ------------------------------------- ----------------------
3 Year Average Annual Return                                        6.02%                        5.06%
-------------------------------------------------- ------------------------------------- ----------------------
5 Year Average Annual Return                                       15.89%                       14.90%
-------------------------------------------------- ------------------------------------- ----------------------
10 Year                                                             7.10%                        4.96%
-------------------------------------------------- ------------------------------------ ---------------------

AVERAGE ANNUAL RETURNS - 1997 TO 2007 (AS OF 12/07)


---------------------------------------- ----------------------------------- --------------------------------
                                                   SMALLCAP CORE


                                                     COMPOSITE                     RUSSELL 2000 INDEX
---------------------------------------- ----------------------------------- --------------------------------
2007                                                    -6.64%                              -1.55%
---------------------------------------- ----------------------------------- ---------------------------------
2006                                                    16.69%                              18.35%
---------------------------------------- ----------------------------------- ---------------------------------
2005                                                    12.65%                               4.55%
---------------------------------------- ----------------------------------- --------------------------------

---------------------------------------- ----------------------------------- --------------------------------
2004                                                    29.69%                              18.33%
---------------------------------------- ------------------------------------ ---------------------------------
2003                                                    33.81%                              47.25%
---------------------------------------- ------------------------------------ ---------------------------------
2002                                                   -20.35%                             -20.48%
---------------------------------------- ------------------------------------ ---------------------------------
2001                                                     3.25%                               2.49%
---------------------------------------- ------------------------------------ ---------------------------------
2000                                                    31.79%                              -3.02%
---------------------------------------- ------------------------------------ ---------------------------------
1999                                                     3.97%                              21.26%
---------------------------------------- ------------------------------------ ---------------------------------
1998                                                    -6.40%                              -2.55%
---------------------------------------- ------------------------------------ ---------------------------------
1997                                                    32.78%                              22.36%
---------------------------------------- ------------------------------------ --------------------------------


This information is designed to demonstrate the historical track record of AG. It does not indicate how the Funds have performed or will per%form in the future. Performance will vary based on many factors, including market conditions, the composition of the Fund's holdings and the Fund's expenses.

The AG composites include accounts managed by AG that pay lower expenses than those paid by shareholders of the Funds. Higher expenses reduce returns to investors. The use of the Funds' expense structure would have lowered the performance results. Accounts contained in the composite also may not be subject to the diversification rules, tax restrictions and investment limits under the Investment Company Act of 1940 or Subchapter M of the Internal Revenue Code which would have adversely affected the performance results. The aggregate returns of the composite may not reflect the returns of any particular account of AG.


All account returns are net of commissions and transaction costs and gross of non-reclaimable withholding taxes, if any, and reflect the reinvestment of dividend income. The net returns are derived using the maximum investment advisory fixed rate fee and calculated on a monthly basis. The maximum investment advisory fixed fee rate currently in effect for each strategy presented is 1% on total assets (the standard investment advisory fees are 1.0% on assets up to $10 million, and may be tiered thereafter). Some clients may utilize a performance-based fee, therefore actual fees paid may be higher or lower than the maximum fixed fee. Fees may be negotiated and actual advisory fees can vary among clients invested in this strategy. The net returns shown above do not exceed the actual performance of the underlying accounts in the composite.


PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem") and exchange BHR Fund Shares.

Class I Shares of the Funds are for certain individual investors and institutional investors investing for their own or their customers' accounts.

Class II Shares of the Funds are for investments made through financial institutions or intermediaries.

HOW TO PURCHASE FUND SHARES

To purchase shares directly from the Funds, complete and send in an application. If you need an application or have questions, please call 1-888-572-0968. There are no sales charges when you purchase shares of the BHR Institutional Funds.

All investments must be made by check, Automated Clearing House (ACH), or wire. All checks must be made payable in U.S. dollars and drawn on placecountry-regionU.S. financial institutions. The Funds do not accept purchases made by cash or certain cash equivalents (for instance, you may not pay by money order or traveler's check). The Funds do not accept third-party checks or credit card purchases.

You may also buy shares through accounts with brokers and other institutions that are authorized to place trades in Fund shares for their customers. If you invest through an authorized institution, you will have to follow its procedures, which may be different from the procedures for investing directly. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds. You will also generally have to address your correspondence or questions regarding a Fund to your institution.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds' policy on short-term trading, see "Market Timing Policies and Procedures."

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

BY MAIL

REGULAR MAIL ADDRESS:

BHR Institutional Funds
C/O PFPC Inc.
P.O. Box 9679
Providence, RI 02940-9679

EXPRESS MAIL ADDRESS:

BHR Institutional Funds
C/O PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

BY WIRE

To open an account by wire, first call 1-888-572-0968 for details. To add to an existing account by wire, wire your money using the instructions set forth below (BE SURE TO INCLUDE THE FUND NAME AND YOUR ACCOUNT NUMBER).

WIRING INSTRUCTIONS:

PNC Bank,Philadelphia, PA
ABA #031000053
A/C 8611724522
RE: BHR Institutional Funds
REF: [Name of Fund]
FBO: [Shareholder Name and Account Number]

GENERAL INFORMATION

You may purchase shares on any day that the New York Stock Exchange ("NYSE") is open for business (a "Business Day"). Shares cannot be purchased by Federal Reserve wire on days when either the NYSE or the Federal Reserve is closed.

The price per share (the offering price) will be the net asset value per share ("NAV") next determined after the Fund receives your purchase order.

The Funds calculate NAV once each Business Day as of the regularly scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). For you to receive the current Business Day's NAV, the Funds or a designated intermediary must receive your purchase order in proper form before 4:00 p.m., Eastern Time. Proper form requires that the purchaser provide a completed and signed account application, including the purchaser's name, street address, tax identification number, and other identification required by law or regulation. You may be required to provide photo identification such as a driver's license or passport, and a representative of the Funds may telephone you to verify information you have provided. If you do not provide the required information, or if the Funds' representatives are unable to verify your identity, the Funds reserve the right to close your account or take such other steps as we deem reasonable. If the NYSE closes early - such as on days in advance of certain generally observed holidays - the Funds reserve the right to calculate NAV as of the earlier closing time.

HOW THE FUNDS CALCULATE NAV

The NAV for a Fund share is the value of that share's portion of all of the net assets of the Fund. The Funds calculate their NAV once each Business Day as of the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m. Eastern Time). In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or the Fund reasonably believes that they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, the Fund is required to price those securities at fair value as determined in good faith using methods approved by the Board of Trustees. The Funds' determination of a security's fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the risk that the value that a Fund assigns to a security may be higher or lower than the security's value would be if a reliable market quotation for the security was readily available.

Although the Funds invest primarily in the stocks of U.S. companies that are traded on U.S. exchanges, there may be limited circumstances in which a Fund would price securities at fair value - for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

MINIMUM PURCHASES

To purchase Class I Shares of a Fund for the first time, you must invest at least $100,000. To purchase Class II Shares of a Fund for the first time, you must invest at least $50,000. There is no minimum for subsequent investments. A Fund may accept investments of smaller amounts at its discretion.

HOW TO SELL YOUR FUND SHARES

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 1-888-572-0968. To redeem your shares by phone you must select telephone privileges when you open your account.

BY MAIL

REGULAR MAIL ADDRESS:

BHR Institutional Funds
C/O PFPC Inc.
P.O. Box 9679
Providence, RI 02940-9679

EXPRESS MAIL ADDRESS:

BHR Institutional Funds
C/O PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860-1427

The letter must include your name, the name of the Fund and account number and the amount of your request. All owners of the account must sign the letter. All proceeds will be wired to your pre-designated bank account or sent by check to the address of record.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Funds.

If you would like to have your sale proceeds sent to a third party or an address other than your own, you must submit written instructions accompanied by a medallion signature guarantee by a guarantor institution that is acceptable to the transfer agent, such as a domestic bank or trust company, broker, dealer, clearing agency or savings association participating in a recognized signature guarantee program such as the Securities Transfer Agents Medallion Program ("STAMP"), Stock Exchanges Medallion Program ("SEMP") and New York Stock Exchange, Inc. Medallion Signature Program ("MSP"). Signature guarantees that are not part of these programs will not be accepted. You must indicate the Fund name and class, your account number and your name.

In addition, you will need to provide a medallion signature guarantee for wire redemptions made within 30 days of changing your bank account information and for check redemptions made within 30 days of changing your mailing address. A medallion signature guarantee is a formal certification offered by firms participating in the Medallion STAMP Program that guarantees a signature is original and authentic.

The sale price of each share will be the NAV next determined after the Funds (or an authorized broker) receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within seven days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $10 fee) or sent to you by check. IF YOU

RECENTLY PURCHASED YOUR SHARES BY CHECK, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (or for the protection of the Funds' remaining shareholders) the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in kind). If your shares are redeemed in kind, you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you will continue to be subject to the risks of any market fluctuation in the value of the securities you receive in kind until you sell them. The Funds may also redeem in kind to discourage short-term trading of shares.

INVOLUNTARY REDEMPTIONS OF YOUR SHARES

If your account balance drops below $25,000 because of redemptions you may be required to sell your shares. The Funds will provide you at least 30 days written notice to give you sufficient time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

The Funds may suspend your right to sell your shares during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC. More information about this is in the SAI.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting the Funds directly by mail or telephone by calling 1-888-572-0968. This exchange privilege may be changed or canceled at any time upon 60 days written notice.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Each Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds' policy on excessive trading, see "Market Timing Policies and Procedures."

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after a Fund receives your exchange request.

You may exchange Class I Shares of a Fund for Class I Shares of any other BHR Fund. You may exchange Class II Shares of a Fund for Class II Shares of any other BHR Fund.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

OTHER POLICIES

MARKET TIMING POLICIES AND PROCEDURES

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in "market timing" or other types of excessive short-term trading. This frequent trading into and out of the Funds may present risks to the Funds' long-term shareholders, all of which could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of the Funds' investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring the Funds to maintain higher cash balances to meet redemption requests, and experiencing increased transaction costs.

Frequent trading by certain shareholders may dilute the value of Fund shares held by other shareholders, particularly with respect to securities that trade in lower volumes. In addition, because frequent trading may cause the Funds to attempt to maintain higher cash positions, changes to the Funds' holdings in response to frequent trading may impact the market prices of such relatively thinly traded securities held by the Funds.

The Funds will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds' policies and procedures described in this prospectus and approved by the Funds' Board of Trustees. For purposes of applying these policies, the Funds may consider the trading history of accounts under common ownership or control. As these policies and procedures are currently applied:

         o Shareholders are restricted from making more than 5 "round trips" into or out of a Fund in any calendar year. If a shareholder exceeds this amount, the Funds may, at their discretion, reject any additional purchase or exchange orders. The Funds define a round trip as a purchase into a Fund by a shareholder, followed by a subsequent redemption out of the Fund.

         o The Funds reserve the right to reject any purchase request by any investor or group of investors for any reason without prior notice, including, in particular, if a Fund or its Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds' long-term shareholders. Purchases and redemptions made through the Funds' Systematic Investment/Withdrawal Plans are exempt from these policies.

Although these policies are designed to deter frequent trading, none of these measures alone or all of them taken together eliminate the possibility that frequent trading in the Funds will occur, particularly with respect to trades placed by shareholders that invest in the Funds through omnibus accounts maintained by brokers, retirement plan accounts and other financial intermediaries. The Funds and their service providers may, in certain circumstances, request access to information about individual shareholder transactions made through such omnibus arrangements. However, the Funds cannot assure that their policies will be enforced with regard to those Fund shares held through such omnibus arrangements (which may represent a majority of Fund shares) or otherwise, and as a result frequent trading could adversely affect a Fund and its long-term shareholders as discussed above.

CUSTOMER IDENTIFICATION AND VERIFICATION

Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account. The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligations. Documents provided in connection with your application will be used solely to establish and verify a customer's identity. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds your account will be "frozen" with respect to additional purchases.

Upon receipt of your application in proper form, your investment will be accepted and your order will be processed at the NAV next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if they are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds. If the Funds cannot verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

SHAREHOLDER SERVICING PLAN


The Funds have adopted a Shareholder Servicing Plan (the "Service Plan") that allows Class II Shares of the Fund to pay service fees to firms that provide shareholder services ("Service Providers"). Under the Service Plan, if a Service Provider provides shareholder services, including responding to shareholder inquiries and assisting shareholders with their accounts, the Fund may pay shareholder service fees to the Service Provider at an annual rate not to exceed 0.25% of its Class II Shares' average daily net assets. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of charges.

DISTRIBUTION OF FUND SHARES

PFPC Distributors, Inc. (the "Underwriter"), a registered broker-dealer, serves as principal underwriter of the Funds.

The Adviser, the Sub-Adviser, the Underwriter and/or their affiliates are permitted to make payments relating to distribution, servicing and sales support activities out of their profits or other sources available to them (and not as an additional charge to the Funds). The Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may pay affiliated and unaffiliated service organizations compensation for the sale and distribution of shares of the Funds or for other services to the Funds and shareholders. These payments ("Additional Payments") would be in addition to Fund payments described in this prospectus and may, without limitation, be a fixed dollar amount, may be based on the number of customer accounts maintained by the service organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the service organization. The aggregate amount of Additional Payments may be substantial. The Additional Payments include amounts that are sometimes referred to as "revenue sharing" payments. In some circumstances, these revenue sharing payments may create an incentive for a service organization, its employees or associated persons to recommend or sell shares of a Fund to you. Please contact your service organization for details about Additional Payments it may receive. For more information on Additional Payments, see the Funds' SAI. The Adviser and Sub-Adviser do not direct portfolio transactions to broker-dealers in exchange for sales of Fund shares or to receive preferential marketing treatment. A Fund may reimburse the Adviser for Additional Payments.

DIVIDENDS AND DISTRIBUTIONS

The Funds distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Fund written notice.

TAXES

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and foreign tax consequences relevant to your specific situation.

DISTRIBUTIONS

Each Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital gain). In general, the Funds' distributions will be taxable to you for federal, state and local income tax purposes. Distributions are taxable whether they are received in cash or reinvested in Fund shares. For federal tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to any excess of net long-term capital gains of a Fund over net short-term capital losses generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares.

Under current provisions of the Internal Revenue Code (the "Code"), the maximum long-term capital gain tax rate applicable to individuals, estates, and trusts is 15%. Also, Fund distributions to noncorporate shareholders attributable to dividends received by a Fund from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate of 15%, as long as certain other requirements are met. The amount of a Fund's distributions that qualify for this favorable tax treatment may be reduced as a result of the Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or "non-qualified" foreign corporations. For these lower rates to apply to Fund distributions, you must have owned your Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund's ex-dividend date. These lower rates are currently scheduled to sunset after 2010.

Although distributions are generally treated as taxable to you in the year they are paid, distributions declared in October, November or December but paid in January are taxable as if they were paid on December 31.

A percentage of the Funds' dividends paid to corporate shareholders may be eligible for the corporate dividends-received deduction. This percentage may, however, be reduced as a result of a Fund's securities lending activities, if any, by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

You should note that if you purchase shares of a Fund just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as "buying into a dividend."

SALES AND EXCHANGES

You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange of your class of shares for the same class of shares of another BHR Fund, in an amount equal to the difference between your tax basis in the shares and the amount you receive for them. Generally, this gain or loss is long-term or short-term depending on whether your holding period exceeds twelve months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of a Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

IRAS AND OTHER TAX-QUALIFIED PLANS

The one major exception to the tax principles described above is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable.

BACKUP WITHHOLDING


The Funds may be required in certain cases to withhold and remit to the Internal Revenue Service a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Funds that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current withholding rate is 28%.


U.S. TAX TREATMENT OF FOREIGN SHAREHOLDERS


Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains and, in the case of distributions attributable to each Funds taxable year ending on September 30, 2008, net short-term capital gains, of each Fund. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.

Fund distributions attributable to other categories of Fund income, such as dividends from portfolio companies, will generally be subject to a 30% withholding tax when paid to foreign shareholders. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the U.S. and a shareholder's country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W-8BEN to establish entitlement for these treaty benefits. Also, for each Fund's taxable year ending on September 30, 2008, Fund distributions attributable to U.S.-source interest income of each Fund will be exempt from U.S. federal income tax for foreign investors but they may need to file a federal income tax return to obtain a refund of any withholding taxes.


In subsequent taxable years, the exemption of foreign investors from U.S. federal income tax on Fund distributions attributable to U.S.-source interest income and short-term capital gains will be unavailable, but distributions attributable to long-term capital gains will continue to be exempt.


All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in a Fund.


STATE AND LOCAL TAXES

You may also be subject to state and local taxes on distributions and redemptions. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities.

Your investment in a Fund could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in a Fund.


This summary is not intended as a substitute for careful tax planning. Additional tax information is provided in the Funds' SAI.

                             BHR INSTITUTIONAL FUNDS

INVESTMENT ADVISER                                   LEGAL COUNSEL

BHR Fund Advisors, LP                                Drinker Biddle & Reath LLP
1160 West Swedesford Road                            One Logan Square
Suite 140                                            18th and Cherry Street
Berwyn, PA 19312                                     Philadelphia, PA 19103

UNDERWRITER

PFPC Distributors, Inc.
760 Moore Road
Valley Forge, PA 19406


MORE INFORMATION ABOUT THE FUNDS IS AVAILABLE WITHOUT CHARGE THROUGH THE
FOLLOWING:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI includes detailed information about the Funds and BHR Institutional Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS: Additional information about the Funds' investments is available in the Funds' annual and semi-annual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. To obtain an SAI, annual or semi-annual report, without charge, upon request, or to request other information about the Funds or to make shareholder inquiries:

BY TELEPHONE:     1-888-572-0968

BY MAIL:          BHR Institutional Funds
                  C/O PFPC Inc.
                  P.O. Box 9679
                  Providence, RI 02940-9679

BY INTERNET: The Funds make available the SAI, annual report and semi-annual reports free of charge on the Funds' website at http://www.bhrfunds.com

FROM THE SEC: You can also obtain the SAI, as well as other information about BHR Institutional Funds, from the EDGAR Database on the SEC's website at:
HTTP://WWW.SEC.GOV. You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-551-5850). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: PUBLICINFO@SEC.GOV.

BHR INSTITUTIONAL FUNDS' INVESTMENT COMPANY ACT REGISTRATION NUMBER IS
811-21913.

                       STATEMENT OF ADDITIONAL INFORMATION

                                 APRIL 30, 2008
                              AG MID CAP CORE FUND
                             AG MID CAP GROWTH FUND
                            AG MULTI CAP GROWTH FUND
                             AG SMALL CAP CORE FUND

                    EACH A SERIES OF BHR INSTITUTIONAL FUNDS


                               INVESTMENT ADVISER:
                      BHR FUND ADVISORS, LP (THE "ADVISER")

                                  SUB-ADVISER:
                   AG ASSET MANAGEMENT LLC (THE "SUB-ADVISER")


This Statement of Additional Information ("SAI") is not a prospectus. This SAI is intended to provide additional information regarding the activities and operations of the BHR Institutional Funds (the "Trust"), the AG Mid Cap Core Fund (the "Mid Cap Core Fund"), AG Mid Cap Growth Fund (the "Mid Cap Growth Fund"), AG Multi Cap Growth Fund (the "Multi Cap Growth Fund") and AG Small Cap Core Fund (the "Small Cap Core Fund") (each, a "Fund" and, together, the "Funds"). This SAI should be read in conjunction with the prospectus dated April 30, 2008 for the Funds. The prospectus may be obtained by calling 1-888-572-0968 or on the Trust's website at www.bhrfunds.com.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THE STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS

THE TRUST .................................................................  S-2
ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES ...........  S-2
DESCRIPTION OF PERMITTED INVESTMENTS ......................................  S-3
INVESTMENT LIMITATIONS .................................................... S-12
ADVISER ................................................................... S-13
SUB-ADVISER ............................................................... S-14
ADMINISTRATOR ............................................................. S-18
PRINCIPAL UNDERWRITER ..................................................... S-18
TRANSFER AGENT ............................................................ S-19
CUSTODIAN ................................................................. S-19
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ............................. S-19
LEGAL COUNSEL ............................................................. S-20
TRUSTEES AND OFFICERS OF THE TRUST ........................................ S-20
PRINCIPAL SHAREHOLDERS .................................................... S-24
PURCHASING AND REDEEMING SHARES ........................................... S-25
DETERMINATION OF NET ASSET VALUE .......................................... S-25
TAXES ..................................................................... S-26
FUND TRANSACTIONS ......................................................... S-27
PORTFOLIO HOLDINGS ........................................................ S-29
DESCRIPTION OF SHARES ..................................................... S-30
SHAREHOLDER LIABILITY ..................................................... S-30
DIVIDEND RIGHTS ........................................................... S-30
LIMITATION OF TRUSTEES' LIABILITY ......................................... S-30
PROXY VOTING .............................................................. S-30
CODE OF ETHICS ............................................................ S-31
APPENDIX A -RATINGS .......................................................  A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES .........................  B-1

THE TRUST

GENERAL. The Trust is an open-end investment management company established under Delaware law as a Delaware statutory trust under an Agreement and Declaration of Trust (the "Declaration of Trust") dated June 2, 2006, as the same may be amended from time to time. The Declaration of Trust permits the Trust to offer separate series ("funds") of units of beneficial interest ("shares") and separate classes of shares within each fund. The Trust reserves the right to create and issue shares of additional funds. Each fund is a separate mutual fund, and each share of each fund represents an equal proportionate interest in that fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong solely to that fund and would be subject to liabilities related thereto. The Trust pays, without limitation, its (i) operating expenses, including fees of its service providers, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering its shares under federal and state securities laws, pricing and insurance expenses, brokerage costs, interest charges, taxes and organization expenses and (ii) other expenses, including audit and legal expenses. Expenses attributable to a specific fund and/or share class shall be payable solely out of the assets of that fund and/or share class. Expenses not attributable to a specific fund and/or share class are allocated across all of the funds on the basis of relative net assets. This SAI relates only to the Funds and not to any other funds of the Trust.

VOTING RIGHTS. Each share held entitles the shareholder of record to one vote. Each Fund will vote separately on matters relating solely to it. As a Delaware statutory trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholder approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate each Fund without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach a viable size within a reasonable amount of time or for such other reasons as may be determined by the Board of Trustees.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.


ADDITIONAL INFORMATION ABOUT INVESTMENT OBJECTIVES AND POLICIES

The Funds' respective investment objectives and principal investment strategies are described in the prospectus. The following information supplements, and should be read in conjunction with, the prospectus. For a description of certain permitted investments discussed below, see "Description of Permitted Investments" in this SAI.

AG MID CAP CORE FUND. The Fund seeks long-term capital appreciation. This goal is fundamental, and may not be changed by the Board of Trustees without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the Investment Company Act of 1940, as amended (the "1940 Act").

As its principal investment strategy, the Fund invests primarily in publicly traded U.S. equity securities of mid capitalization companies described in the prospectus. Consistent with Rule 35d-1 under the 1940 Act regarding the use of certain mutual fund names ("Rule 35d-1"), the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in publicly traded U.S. equity securities of mid capitalization companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

AG MID CAP GROWTH FUND. The Fund seeks long-term capital appreciation. This goal is fundamental, and may not be changed by the Board of Trustees without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S. companies with mid capitalizations as described in the prospectus. Consistent with Rule 35d-1, the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in publicly traded U.S. equity securities of mid capitalization companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

AG MULTI CAP GROWTH FUND. The Fund seeks long term capital appreciation. This goal is fundamental, and may not be changed by the Board of Trustees without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S. companies of any capitalization size as described in the prospectus. Consistent with Rule 35d-1, the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in publicly traded U.S. equity securities of companies with any capitalization size. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

AG SMALL CAP CORE FUND. The Fund seeks long term capital appreciation. This goal is fundamental, and may not be changed by the Board of Trustees without the consent of shareholders. There can be no assurance that the Fund will be able to achieve its investment objective. The Fund is classified as a "diversified" investment company under the 1940 Act.

As its principal investment strategy, the Fund invests primarily in securities of U.S. companies of small capitalization size as described in the prospectus. Consistent with Rule 35d-1 , the Fund has adopted a "non-fundamental" policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, under normal circumstances, in publicly traded U.S. equity securities of small capitalization companies. This non-fundamental policy may be changed by the Fund's Board of Trustees upon at least 60 days' notice to Fund shareholders.

During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Fund may invest up to 100% of its assets in money market instruments that would not ordinarily be consistent with the Fund's objectives.

PORTFOLIO TURNOVER RATE. Portfolio turnover rate is defined under Securities and Exchange Commission (the "SEC") regulations as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Funds may invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments, such as repurchase agreements, which are excluded for purposes of computing portfolio turnover.


DESCRIPTION OF PERMITTED INVESTMENTS

The following are descriptions of the permitted investments and investment practices discussed in the "Additional Information About Investment Objectives and Policies" section and the associated risk factors. Each Fund will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with that Fund's investment objective and permitted by the Fund's stated investment policies. Unless otherwise noted, the following investments are non-principal investments of the Funds.

AMERICAN DEPOSITARY RECEIPTS (ADRS). ADRs, as well as other "hybrid" forms of ADRs, including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities.

Investments in the securities of foreign issuers may subject a Fund to investment risks that differ in some respects from those related to investments in securities of U.S. issuers. Such risks include future adverse political and economic developments, possible imposition of withholding taxes on income, possible seizure, nationalization or expropriation of foreign deposits, possible establishment of exchange controls or taxation at the source or greater fluctuation in value due to changes in exchange rates. Foreign issuers of securities often engage in business practices different from those of domestic issuers of similar securities, and there may be less information publicly available about foreign issuers. In addition, foreign issuers are, generally speaking, subject to less government supervision and regulation and different accounting treatment than are those in the United States.

EQUITY SECURITIES. As part of their principal investment strategies, the Funds invest in equity securities, primarily in the form of common stocks. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. The Funds purchase equity securities on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

o COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

o PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

o WARRANTS. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

o CONVERTIBLE SECURITIES. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

     Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their "conversion value," which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

o SMALL AND MEDIUM CAPITALIZATION ISSUERS. To the extent consistent with their principal investment strategies, the Funds may invest in small and medium capitalization issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

FOREIGN SECURITIES. The Funds may invest a portion of its assets in foreign securities. Investments in foreign securities denominated in foreign currencies and/or traded outside of the United States require consideration of certain risks typically not associated with investing in U.S. securities or property. Such risks include, among other things, trade balances and imbalances and related economic policies, unfavorable currency exchange rate fluctuations, imposition of exchange control regulation by the United States or foreign governments, United States and foreign withholding taxes, limitations on the removal of funds or other assets, policies of governments with respect to possible nationalization of their industries, political difficulties, including expropriation of assets, confiscatory taxation and economic or political instability in foreign nations. There may be less publicly available information about certain foreign companies than would be the case for comparable companies in the United States and certain foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States' companies. Securities markets outside the United States, while growing in volume, have for the most part substantially less volume than U.S. markets, and many securities traded on these foreign markets are less liquid and their prices more volatile than securities of comparable United States' companies. In addition, settlement of trades in some non-U.S. markets is much slower and more subject to failure than in U.S. markets. There also may be less extensive regulation of the securities markets in particular countries than in the United States.

The Funds may also invest in emerging market countries. Developing countries may impose restrictions on the Fund's ability to repatriate investment income or capital. Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of a Fund. For example, funds may be withdrawn from the People's Republic of China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain developing countries face serious exchange constraints.

Governments of some developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government owns or controls many companies, including the largest in the country. As such, government actions in the future could have a significant effect on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund and the value of its securities. Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments. Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

MONEY MARKET SECURITIES. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may invest up to 100% of its assets in money market instruments (the types of which are discussed below) that would not ordinarily be consistent with the Fund's objectives. For purposes of these policies, money market securities include (i) short-term U.S. government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury;
(ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as Standard & Poor's or Moody's, or determined by the Adviser or Sub-Adviser to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below. For a description of ratings, see Appendix A to this SAI.

U.S. GOVERNMENT SECURITIES. Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal National Mortgage Association, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

     o U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS") and Treasury Receipts ("TRs").

     o RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts are sold as zero coupon securities.

     o U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

     o U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. Bank obligations include the following:

     o BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

     o CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

     o TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's net assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser or Sub-Adviser, liquidity or other considerations so warrant.

SECURITIES OF OTHER INVESTMENT COMPANIES. Securities of other investment companies, including shares of exchange-traded funds, closed-end investment companies, unit investment trusts, open-end investment companies, and real estate investment trusts represent interests in professionally managed portfolios that may invest in any type of instrument. Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but may involve additional expenses at the investment company-level, such as portfolio management fees and operating expenses. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or a discount to their net asset value. Others are continuously offered at net asset value, but may also be traded in the secondary market. Federal securities laws limit the extent to which a Fund can invest in securities of other investment companies. A Fund is prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (i) the Fund owns more than 3% of the total voting stock of the other company; (ii) securities issued by any one investment company represent more than 5% of the Fund's total assets; or (iii) securities issued by all investment companies represent more than 10% of the total assets of the Fund, unless it does so in reliance on a statutory exemption under the 1940 Act, rule, or SEC staff interpretations thereunder.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security or commodity at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Each Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). The Funds may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent futures and/or options on futures are employed by the Funds, such use will be in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of the Funds, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, the Funds are not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. To cover its position, a Fund may maintain with its custodian bank, a segregated account consisting of cash or liquid securities (i) equal to the contracts' full notional value (in the case of contracts that are not required to "cash settle") or (ii) in amounts (marked-to-market on a daily basis) that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act, the rules, and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which a Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

Each Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. Each Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

Each Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. Each Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. Each Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. Each Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Funds' use of futures contracts and related options, including the following: (i) the success of a hedging strategy may depend on the Adviser's or Sub-Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures, (iii) there may not be a liquid secondary market for a futures contract or option, (iv) trading restrictions or limitations may be imposed by an exchange, and (v) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Funds' exposure to price fluctuations, while others tend to increase its market exposure.

OPTIONS. Each Fund may trade and write put and call options on securities, securities indices and currencies, as the Sub-Adviser determines is appropriate in seeking the Fund's investment objective, and except as restricted by the Fund's investment limitations. See "Investment Limitations." A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, each Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Each Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of a Fund's securities or by a decrease in the cost of acquisition of securities by a Fund.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

Each Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by a Fund will be "covered," which means that the Fund will own an equal amount of the underlying foreign currency.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Each Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

Each Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(ii) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (iii) there may not be a liquid secondary market for options; and (iv) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, each Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Trust's Board of Trustees, the Adviser and/or Sub-Adviser determines the liquidity of each Fund's investments. In determining the liquidity of a Fund's investments, the Adviser may consider various factors, including (i) the frequency and volume of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). Each Fund will not invest more than 15% of its net assets in illiquid securities.

RESTRICTED SECURITIES. Restricted securities are securities that may not be sold freely to the public absent registration under the U.S. Securities Act of 1933, as amended (the "1933 Act"), or an exemption from registration. As consistent with each Fund's investment objectives, each Fund may invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the 1933 Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Trust believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board of Trustees of the Trust. The Trust intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

LENDING OF PORTFOLIO SECURITIES. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Funds' Board of Trustees. These loans, if and when made, may not exceed 33 1/3% of the total asset value of each Fund (including the loan collateral). Each Fund will not lend portfolio securities to the Adviser, Sub-Adviser or their respective affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

Each Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, each Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which the Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon the Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objectives, each Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale against the box is a taxable transaction to the Fund with respect to the securities that are sold short.

Until the security is replaced, a Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short position.

BORROWING. The Funds may borrow money from a bank equal to 5% of their total assets for temporary purposes to meet redemptions or to pay dividends. Borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. The Funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing. The Funds may be required to earmark or segregate liquid assets in an amount sufficient to meet their obligations in connection with such borrowings. In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These transactions involve a number of risks, including the risks that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates.

INITIAL PUBLIC OFFERINGS ("IPOS"). The Sub-Adviser generally attempts to allocate IPOs on a pro rata basis. However, due to the typically small size of the IPO allocation available to the Funds and the nature and market capitalization of the companies involved in IPOs, pro rata allocation may not always be possible. Because IPO shares frequently are volatile in price, the Funds may hold IPO shares for a very short period of time. As a Fund's assets grow, the effect of the Fund's investments in IPOs on the Fund's performance probably will decline, which could reduce the Fund's performance. This may increase the turnover of a Fund's portfolio and may lead to increased expenses to a Fund, such as commissions and transaction costs. By selling shares of an IPO, a Fund may realize taxable capital gains that it will subsequently distribute to shareholders. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund's outstanding shares. The phrase "majority of the outstanding shares" means the vote of (i) 67% or more of a Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

Each Fund may not:

1. With respect to 75% of the Fund's assets: (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

2. Purchase any securities which would cause 25% or more of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities and repurchase agreements involving such securities.

3. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate the Fund to purchase securities or require the Fund to segregate assets are not considered to be borrowings. Asset coverage of at least 300% is required for all borrowings, except where the Fund has borrowed money for temporary purposes in amounts not exceeding 5% of its total assets.

4. Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Fund may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

5. Purchase or sell real estate, physical commodities, or commodities contracts, except that each Fund may purchase (i) marketable securities issued by companies which own or invest in real estate (including REITs), commodities, or commodities contracts; and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

6. Issue senior securities as defined in the 1940 Act except as permitted by rule, regulation or order of the SEC.

7. Act as an underwriter of securities of other issuers except as it may be deemed an underwriter in selling a portfolio security.

The foregoing percentages (except with respect to the limitation on borrowing) will apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs immediately after or as a result of a purchase of such security. With respect to the restriction under number 3 above, the Funds may borrow money from banks as permitted under the 1940 Act.

NON-FUNDAMENTAL POLICIES

The following investment limitations are non-fundamental policies of each Fund and may be changed with respect to a Fund by the Board of Trustees without shareholder approval. No Fund may:

1. Pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Fund's fundamental limitation on borrowing; provided that, such pledging, mortgaging or hypothecation does not exceed 5% of a Fund's total assets.

2. Invest in companies for the purpose of exercising control.

3. Purchase securities on margin or effect short sales, except that each Fund may (i) obtain short-term credits as necessary for the clearance of security transactions; (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts;
(iii) make short sales "against the box"; and (iv) make short sales in compliance with the SEC's position regarding the asset segregation requirements imposed by Section 18 of the 1940 Act.

4. Invest its assets in securities of any investment company, except as permitted by the 1940 Act.

5. Purchase or hold illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities. The 15% limitation on investments in illiquid securities applies both at the time of initial purchase and while the Fund holds such securities.

6. Enter into futures contracts and options on futures contracts except as permitted by the prospectus and in this SAI.

In addition, each Fund will invest no more than 5% of its net assets in short sales, unregistered securities, futures contracts, options and investment company securities. Unregistered securities sold in reliance on the exemption from registration in Section 4(2) of the 1933 Act and securities exempt from registration on re-sale pursuant to Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.


ADVISER

GENERAL. BHR Fund Advisors, LP is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940. The Adviser was established in 2006 and offers investment management services for investment companies. The Adviser is controlled by Northern Lights Ventures, LLC ("Northern Lights"). Northern Lights provides consulting and capital to the investment management industry.

ADVISORY AGREEMENT WITH THE TRUST. The Trust and the Adviser have entered into an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Adviser serves as the investment adviser for the Funds and continuously reviews, supervises and administers the respective investment programs of each Fund, subject to the supervision of, and policies established by, the Trustees of the Trust. The Adviser has selected and monitors the Sub-Adviser who makes investment decisions for the Funds. After the initial two year term, the continuance of the Advisory Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of the Fund, on not less than 60-days' written notice. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.


ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreement, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.85%, 0.85%, 0.75% and 0.90% of the average daily net assets of the Mid Cap Core Fund, Mid Cap Growth Fund, Multi Cap Growth Fund and Small Cap Core Fund, respectively. The Adviser has contractually agreed to waive fees and reimburse expenses in order to keep total annual operating expenses of the Mid Cap Core Fund Class I and Class II Shares, the Mid Cap Growth Fund Class I and Class II Shares, the Multi Cap Growth Fund Class I and Class II Shares and Small Core Fund Class I and Class II Shares from exceeding 0.99%, 1.24%, 0.99%, 1.24%, 0.89%, 1.14%, 1.05% and 1.30% of their average daily net assets, respectively, for a period of three years from the date of this SAI. If at any point through this period of Fund operations it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waiver reimbursements to the extent such a recapture does not cause the fees and expenses to exceed 0.99% and 1.24% for the Mid Cap Core Fund Class I and Class II Shares, 0.99% and 1.24% for the Mid Cap Growth Fund Class I and Class II Shares, 0.89% and 1.14% for the Multi Cap Growth Fund Class I and Class II Shares and 1.05% and 1.30% for the Small Cap Core Fund Class I and Class II Shares.

SUB-ADVISER

AG Asset Management LLC serves as Sub-Adviser to the AG Mid Cap Core Fund, AG Mid Cap Growth Fund, AG Multi Cap Growth Fund and AG Small Cap Core Fund. The Sub-Adviser is controlled by Angelo, Gordon & Co., L. P. The Sub-Adviser makes the investment decisions for the Fund and continuously reviews, supervises and administers a separate investment program, subject to the supervision of, and policies established by, the Trustees of the Trust. The Sub-Advisory Agreement provides that the sub-adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For its respective services, the Sub-Adviser receives a fee from the Adviser, which is calculated daily based on average daily net assets of each Fund and paid monthly as set forth below:

Fund                                            Sub-Advisory Fee
Mid Cap Core Fund                               0.25% on the first $25,000,000
                                                0.50% on the next $100,000,000
                                                0.65% on the next $100,000,000
                                                0.75% on the Balance

Mid Cap Growth Fund                             0.25% on the first $25,000,000
                                                0.50% on the next $100,000,000
                                                0.65% on the next $100,000,000
                                                0.75% on the Balance

Multi Cap Growth Fund                           0.20% on the first $25,000,000
                                                0.45% on the next $75,000,000
                                                0.60% on the next $150,000,000
                                                0.65% on the Balance

Small Cap Core Fund                             0.15% on the first $25,000,000
                                                0.75% on the next $75,000,000
                                                0.85% on the Balance

PORTFOLIO MANAGERS - OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

         The following information is as of 12/31/07

         MID CAP AND SMALL CAP CORE FUND

      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                                                                                           NUMBER OF ACCOUNTS      TOTAL ASSETS
                                                          NUMBER OF       TOTAL ASSETS        MANAGED WITH         MANAGED WITH
                                                          ACCOUNTS           MANAGED        PERFORMANCE-BASED    PERFORMANCE-BASED
                                 TYPE OF ACCOUNTS          MANAGED       (IN MILLIONS)        ADVISORY FEES       ADVISORY FEES
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
      CHRISTOPHER FASCIANO   Registered Investment
                             Companies                        0                 0                   0                    0
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                             Other Pooled Investment
                             Vehicles                         1                $5                   0                    0
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                             Other Accounts                  22               $260                  0                    0
      ====================== ========================= ================ ================== ==================== ====================

         MID CAP AND SMALL CAP CORE FUND

      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                                                                                           NUMBER OF ACCOUNTS      TOTAL ASSETS
                                                          NUMBER OF       TOTAL ASSETS        MANAGED WITH         MANAGED WITH
                                                          ACCOUNTS           MANAGED        PERFORMANCE-BASED    PERFORMANCE-BASED
                                 TYPE OF ACCOUNTS          MANAGED       (IN MILLIONS)        ADVISORY FEES       ADVISORY FEES
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
      TIMOTHY D. BUCKLEY     Registered Investment
                             Companies                        0                 0                   0                    0
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                             Other Pooled Investment
                             Vehicles                         0                 0                   0                    0
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                             Other Accounts                   0                 0                   0                    0
      ====================== ========================= ================ ================== ==================== ====================

         MID CAP GROWTH FUND

      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                                                                                           NUMBER OF ACCOUNTS      TOTAL ASSETS
                                                          NUMBER OF       TOTAL ASSETS        MANAGED WITH         MANAGED WITH
                                                          ACCOUNTS           MANAGED        PERFORMANCE-BASED    PERFORMANCE-BASED
                                 TYPE OF ACCOUNTS          MANAGED       (IN MILLIONS)        ADVISORY FEES       ADVISORY FEES
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
      WILLIAM POTTER         Registered Investment
                             Companies                        0                 0                   0                    0
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                             Other Pooled Investment
                             Vehicles                         0                 0                   0                    0
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                             Other Accounts                  29               $477                  0                    0
      ====================== ========================= ================ ================== ==================== ====================

         MULTI CAP GROWTH FUND

      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                                                                                           NUMBER OF ACCOUNTS      TOTAL ASSETS
                                                          NUMBER OF       TOTAL ASSETS        MANAGED WITH         MANAGED WITH
                                                          ACCOUNTS           MANAGED        PERFORMANCE-BASED    PERFORMANCE-BASED
                                 TYPE OF ACCOUNTS          MANAGED       (IN MILLIONS)        ADVISORY FEES       ADVISORY FEES
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
      GUS SCACCO             Registered Investment
                             Companies                        0                 0                   0                    0
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                             Other Pooled Investment
                             Vehicles                         0                 0                   0                    0
      ---------------------- ------------------------- ---------------- ------------------ -------------------- --------------------
                             Other Accounts                   4               $293                  0                    0

      ====================== ========================= ================ ================== ==================== ====================

The portfolio managers did not beneficially own any securities of the Funds as of the date of this SAI.


Compensation for investment professionals at AG can be broken down into three components, the first of which is a base salary. Second is a revenue sharing plan, which is allocated based upon an individual's contributions to the portfolio. Third, is an equity plan. Each portfolio manager is eligible to receive an equity allocation. Equity gives the portfolio managers the right (subject to certain terms and conditions) to participate in the future growth of AG. Equity grants vest over time, so as to create retention incentives. As compensation is predicated on both revenue sharing and the performance of each team member's specific recommendations as well as the performance of the portfolio the percentage of overall compensation each aspect composes will vary.

CONFLICTS OF INTEREST. As is typical for many money managers, potential conflicts of interest may arise related to portfolio manager's management of accounts including the Funds relating to: where not all accounts are able to participate in a desired IPO or another limited opportunity, the use of soft dollars and other brokerage practices, the voting of proxies, employee personal securities trading, the side by side management of accounts with performance based fees and accounts with fixed fees, and a variety of other circumstances. In all cases, however, the Sub-Adviser believes it has written policies and procedures in place reasonably designed to prevent violations of the federal securities laws and to prevent material conflicts of interest from arising. AG's Form ADV, Part II also contains a description of some of its policies and procedures in this regard.

SHAREHOLDER SERVICING

The Funds have adopted a Shareholder Services Plan (the "Shareholder Services Plan"). Under the Shareholder Services Plan, the service providers may be entitled to receive aggregate fees for shareholder services not exceeding twenty-five basis points (0.25%) of the Fund's average daily net assets attributable to Class II Shares in return for providing a broad range of shareholder services, including: (i) maintaining accounts relating to shareholders that invest in Shares; (ii) arranging for bank wires; (iii) responding to shareholder inquiries relating to the services performed by service providers; (iv) responding to inquiries from shareholders concerning their investment in the Trust; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in the Trust; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, and dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or their service providers; and (ix) processing dividend payments from the Funds on behalf of shareholders. As of the date of this SAI, the Funds had not offered Class II Shares and, therefore, no fees were paid under the Shareholder Services Plan.


ADMINISTRATOR

GENERAL. PFPC, Inc. (the "Administrator"), a Massachusetts corporation has its principal business offices at 301 Bellevue Parkway, Wilmington, DE 19809.

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement"). Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. The Administrator also serves as the shareholder servicing agent for the Funds under a shareholder servicing agreement with the Trust pursuant to which the Administrator provides certain shareholder services in addition to those set forth in the Administration Agreement.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of three years after the effective date of the agreement and shall continue in effect for successive periods of one year unless terminated by either party on not less than 30 days' prior written notice to the other party.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For these administrative services, the Administrator is entitled to a fee with respect to each Fund, which is detailed below in the following schedule: 0.0725% of each Fund's first $250 million of average net assets; 0.0525% of each Fund's next $250 million of average net assets; and 0.03% of each Fund's average net assets in excess of $500 million. The foregoing fee is subject to a minimum monthly fee of $7,083 for each Fund. The Trust also pays additional fees to the Administrator for compliance and related functions. For the fiscal year ended September 30, 2007, the Administrator received fees in the amount of $7,083 for services to other funds of the Trust.


PRINCIPAL UNDERWRITER

PFPC Distributors, Inc. (the "Underwriter"), and the Trust are parties to a distribution agreement dated October 31, 2006 ("Distribution Agreement"). The principal business address of the Underwriter is 760 Moore Road, Valley Forge, Pennsylvania 19406.

After its initial two year term, the continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Funds and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment (as such term is defined in the 1940 Act), and is terminable at any time without penalty by the Trustees of the Trust or, with respect to each Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days' written notice by either party. The Distribution Agreement provides that the Underwriter shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Subject to applicable laws and regulations, the Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may pay, out of their own assets, compensation to authorized dealers, service organizations and financial intermediaries ("Intermediaries") in connection with the sale, distribution and/or servicing of shares of the Funds. These payments ("Additional Payments") would be in addition to the payments by the Funds described in the Funds' prospectus and this SAI for distribution and shareholder servicing and processing. These additional payments may take the form of "due diligence" payments for an institution's examination of the Funds and payments for providing extra employee training and information relating to the Funds; "listing" fees for the placement of the Funds on a dealer's list of mutual funds available for purchase by its customers; "finders" or "referral" fees for directing investors to the Funds; "marketing support" fees for providing assistance in promoting the sale of the Funds' shares; and payments for the sale of shares and/or the maintenance of share balances. In addition, the Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may make Additional Payments for subaccounting, administrative and/or shareholder processing services that are in addition to any shareholder servicing and processing fees paid by the Funds. The Additional Payments made by the Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may be a fixed dollar amount, may be based on the number of customer accounts maintained by an Intermediary, or may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary involved, and may be different for each Intermediary. Furthermore, the Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may contribute to various non-cash and cash incentive arrangements to promote the sale of shares, as well as sponsor various educational programs, sales contests and/or promotions. The Adviser, the Sub-Adviser, the Underwriter and/or their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs, subject to applicable NASD regulations. The Additional Payments may include amounts that are sometimes referred to as "revenue sharing" payments. The Funds may reimburse the Adviser for Additional Payments.


TRANSFER AGENT

PFPC, Inc. serves as the Funds' transfer agent. The principal business address of the transfer agent is 760 Moore Road, Valley Forge, PA 19406.


CUSTODIAN

PFPC Trust Company acts as custodian (the "Custodian") of the Funds. The Custodian holds cash, securities and other assets of the Funds as required by the 1940 Act. The principal business address of the Custodian is 8800 Tinicum Boulevard, Philadelphia, PA 19153.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Briggs, Bunting & Dougherty, LLP, Two Penn Center Plaza, Suite 8210, Philadelphia, PA 19102, serves as independent registered public accounting firm for the Funds.

LEGAL COUNSEL

Drinker Biddle & Reath LLP, One Logan Square, 18th and Cherry Streets, Philadelphia, PA 19103, serves as legal counsel to the Trust.


TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and the Funds are supervised by the Trustees. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, year of birth, position with the Trust, length of term of office, and their principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is c/o BHR Fund Advisors, LP, 1160 Swedesford Road, Suite 140, Berwyn, PA 19312.

TRUSTEES:

                                              TERM OF                                  NUMBER OF
                                             OFFICE AND     PRINCIPAL                FUNDS IN FUND         OTHER
                               POSITION(S)   LENGTH OF    OCCUPATION(S)                 COMPLEX        DIRECTORSHIPS
                                HELD WITH       TIME      DURING PAST 5               OVERSEEN BY         HELD BY
 NAME AND YEAR OF BIRTH         THE FUNDS      SERVED         YEARS                     DIRECTOR          TRUSTEE
 ----------------------       ------------   ----------- ----------------            --------------    --------------
INTERESTED TRUSTEE:*          Chairman and  Since June   BHR Fund Advisors, LP,            10               None
Amy Duling                    Trustee       2006         Managing Partner
Year of Birth: 1967
                                                         Constellation Investment
                                                         Management Company,
                                                         Executive VP of Marketing &
                                                         Product Mgt. (2004-2006)

                                                         Turner Investment Partners,
                                                         National Account Director
                                                         (1999-2004)

INDEPENDENT TRUSTEES

Gary Shugrue                  Trustee       Since        Ascendant Capital Partners,       10               None
Year of Birth: 1954                         October      President and Chief
                                            2006         Investment Officer


Dr. James Patton              Trustee       Since        Comprehensive Oncology            10          Advaxis, Inc.
Year of Birth: 1957                         October      Care, LLC
                                            2006         President
                                                         Millennium Oncology
                                                         Management, Inc., Vice
                                                         President
                                                         Liberty View Equity
                                                         Partners, SBIC, LP,
                                                         Principal

* Ms. Duling is an "interested person" under the 1940 Act because she is employed as a Managing Partner of BHR Fund Advisors, LP.

BOARD STANDING COMMITTEES. The Board has established the following standing committees:

o AUDIT COMMITTEE. The Board has a standing Audit Committee which is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Shugrue and Patton currently serve as members of the Audit Committee. The Audit Committee met three times during the fiscal year ended September 30, 2007.

o FAIR VALUE PRICING COMMITTEE. The Board has a standing Fair Value Pricing Committee that is composed of Gary Shugrue, James Patton and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibilities of the Fair Value Pricing Committee are to determine the fair value of securities for which current market quotations are not readily available or which the Fund believes are unreliable. The Fair Value Pricing Committee's determinations are reviewed by the full Board. The Fair Value Pricing Committee met two times during the fiscal year ended September 30, 2007.

o NOMINATING COMMITTEE. The Board has a standing Nominating Committee that is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee will review all shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at the Trust's office. Messrs. Shugrue and Patton currently serve as members of the Nominating Committee. The Nominating Committee did not met during the fiscal year ended September 30, 2007.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the continuance of the Advisory Agreement, after the initial two year term, must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of each Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. Each year after the initial two-year term, the Board of Trustees calls and holds a meeting to decide whether to renew the Advisory Agreement, for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreement for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows each Trustee's ownership of shares of each Fund and of all Trust funds served by the Trustee as of December 31, 2007:

                                                                                                       AGGREGATE  DOLLAR RANGE OF
                                                                      DOLLAR RANGE OF FUND SHARES      TRUST SHARES OWNED BY
FUND                                TRUSTEE                           OWNED BY TRUSTEE                 TRUSTEE
----------------------------------- --------------------------------- -------------------------------- ----------------------------
AG Mid Cap Core Fund                Amy Duling                        None                             Over $100,000
                                                                                                       $50,001 - $100,000
                                    Dr. James Patton                  None                             None
                                    Gary Shugrue                      None                             None
AG Mid Cap Growth Fund              Amy Duling                        None                             Over $100,000
                                                                                                       $50,001 - $100,000
                                    Dr. James Patton                  None                             None
                                    Gary Shugrue                      None                             None
AG Multi Cap Growth Fund            Amy Duling                        None                             Over $100,000
                                                                                                       $50,001 - $100,000
                                    Dr. James Patton                  None                             None
                                    Gary Shugrue                      None                             None
AG Small Cap Core Fund              Amy Duling                        None                             Over $100,000
                                                                                                       $50,001 - $100,000
                                    Dr. James Patton                  None                             None
                                    Gary Shugrue                      None                             None

BOARD COMPENSATION. The Independent Trustees receive an annual retainer of $10,000.00 per year, $1,500 per meeting and special meeting they attend, $500 per audit committee meeting and $250 per fair valuation committee meeting. For the fiscal year ended September 30, 2007, the Independent Trustees received the following fees:

                                                                                                           Total Compensation
                          Aggregate                 Pension or Retirement        Estimated Annual          From Fund and Fund
                          Compensation From         Benefits Accrued As Part     Benefits Upon             Complex Paid to
Trustee                   Fund                      of Funds Expenses            Retirement                Trustee
Dr. James Patton          $5,067                    None                         None                      $4,889
Gary Shugrue              $4,889                    None                         None                      $5,067

TRUST OFFICERS. The officers of the Trust, their respective year of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each officer is c/o BHR Fund Advisors, LP, 1160 Swedesford Road, Suite 140, Berwyn, PA 19312. None of the officers receive compensation from the Trust for their services.

OFFICERS:
----------------------------  ----------------   TERM OF
                                                OFFICE AND                                 PRINCIPAL
                                  POSITION      LENGTH OF                                OCCUPATION(S)
----------------------------     HELD WITH         TIME                                  DURING PAST 5
NAME AND YEAR OF BIRTH           THE FUNDS        SERVED                                     YEARS
----------------------------  ----------------  ----------   --------------------------------------------------------------------
Peter Moran                   President         Since        BHR Fund Advisors, LP; Managing Partner since 2006.
Year of Birth: 1961                            October
                                                2006         Constellation Investment Management Company; President (2005-2006).

                                                             Turner Investment Partners; Director of Intermediary & Mutual Fund
                                                             Distribution (1997-2005).

John Leven                    Treasurer        Since         BHR Fund Advisors, LP; Director of Finance since 2006.
Year of Birth: 1957                           October
                                               2006          Constellation Investment Management Company; Chief Financial Officer
                                                             (2004-2006).

                                                             SEI Investments; Account Director (2001-2004), Director of Fund
                                                             Accounting (1999-2001).

Brian Ferko                   Chief            Since         BHR Fund Advisors, LP; Chief Compliance Officer since 2006.
Year of Birth: 1971           Compliance      October
                              Officer          2006          Ardmore Partners; Chief Compliance Officer(2005-2006).

                                                             Turner Investment Partners; Director of Mutual Fund Administration &
                                                             Compliance (1997-2004).

John Canning                  Secretary        Since         BHR Fund Advisors, LP; Director Mutual Fund Administration since 2006.
Year of Birth: 1970                           October
                                               2006          Constellation Investment Management Company; Vice President Mutual
                                                             Fund Administration (2004-2006).

                                                             Turner Investment Partners; Assistant Director of Mutual Fund
                                                             Administration (2000-2004).


As of the date of this SAI, the officers and Trustees did not own shares of the Funds.


PRINCIPAL SHAREHOLDERS

As of the date of this SAI, no shares of the Funds had been offered to the public. Therefore, there were no principal shareholders to disclose.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions may be made through the Transfer Agent on any day the New York Stock Exchange ("NYSE") is open for business. Shares of the Funds are offered and redeemed on a continuous basis. Currently, the Trust is closed for business when the following holidays are observed: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

It is currently the Trust's policy to pay all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A Shareholder will at all times be entitled to aggregate cash redemptions from the Funds up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of which disposal or valuation of each Fund's securities is not reasonably practical, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator, the Transfer Agent and/or the Custodian are not open for business.

The Funds may participate in fund "supermarket" arrangements. In such an arrangement, a program is made available by a broker or other institution (a sponsor) that allows investors to purchase and redeem shares of the Funds through the sponsor of the fund supermarket. In connection with these supermarket arrangements, each Fund has authorized one or more brokers or other organizations to accept on its behalf purchase and redemption orders. In turn, the brokers or other organizations are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds' behalf. As such, a Fund will be deemed to have received a purchase or redemption order when an authorized broker, other organization or, if applicable, its authorized designee, accepts the order. The customer order will be priced at the Fund's net asset value next computed after acceptance by an authorized broker or other organization or either's authorized designee. In addition, a broker or other organization may charge transaction fees on the purchase and/or sale of Fund shares.


DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. The Funds adhere to Section 2(a)(41), and Rule 2a-4 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

EQUITY SECURITIES. Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded on valuation date (or at approximately 4:00 p.m. Eastern time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, money market securities and other debt securities are priced based upon valuations provided by recognized independent third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money market securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available or determined to not represent the fair value of the security as of a Fund's pricing time, the security will be valued at fair value as determined in good faith using methods approved by the Trust's Board of Trustees.

FOREIGN SECURITIES. Equity Securities, which are primarily traded on foreign markets, except for those that trade primarily in Latin America or South America, are generally valued at the preceding closing values of such securities on their respective exchanges. Equity securities which are primarily traded in Latin American or South American markets are valued each day approximately at the time of the close of regular trading on the New York Stock Exchange as though such time were the close of trading on such Latin American or South American market and such Latin American or South American market were a U.S. market.

When the New York Stock Exchange is open, but the foreign market on which an equity security primarily trades is closed, such as for a foreign national holiday, the security will generally be valued at the last available closing value (subject to the Fair Value Procedures adopted by the Board) using the prevailing exchange rate.

Assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the prevailing exchange rates as provided by an appropriate Pricing Service. Forward currency exchange contracts will be valued using interpolated forward exchange rates. Prevailing foreign exchange rates and forward currency foreign exchange rates may generally be obtained on a consistent basis at approximately 11:00 a.m. Eastern time, which approximates the close of the London Exchange. As available and as provided by an appropriate Pricing Service, translation of foreign security and currency market values will also occur with the use of foreign exchange rates obtained at the close of the NYSE, normally 4:00 p.m. Eastern Time.


TAXES

The following summarizes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the prospectus and this SAI are based on the Internal Revenue Code (the "Code") and the regulations issued under it and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL - GENERAL INFORMATION. Each Fund qualified during its last taxable year and intends to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally is exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund's business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund's taxable year, at least 50% of the value of each Fund's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund's total assets may be invested in the securities of (i) any one issuer (other than U.S. government securities and securities of other regulated investment companies),
(ii) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (iii) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions to the extent of the Fund's current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

For federal income tax purposes, a Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year after the loss.

TAXATION OF CERTAIN FINANCIAL INSTRUMENTS. The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund, and investments in passive foreign investment companies ("PFICs"), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

STATE AND LOCAL TAXES. Although each Fund expects to qualify as a "regulated investment company" and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities.

FUND TRANSACTIONS

BROKERAGE TRANSACTIONS. Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer's mark-up or reflect a dealer's mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Funds will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Adviser and Sub-Adviser may place a combined order for two or more accounts it manages, including the Funds, that are engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Funds may obtain, it is the opinion of the Adviser and Sub-Adviser that the advantages of combined orders outweigh the possible disadvantages of separate transactions. The Adviser and Sub-Adviser believe that the ability of the Funds to participate in higher volume transactions will generally be beneficial to the Funds.

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser and Sub-Adviser may select a broker based upon brokerage or research services provided to the Adviser or Sub-Adviser. The Adviser and Sub-Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 (the "1934 Act"), permits the Adviser and Sub-Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser or Sub-Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (i) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser or Sub-Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Funds.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser or Sub-Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser or Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser or Sub-Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser or Sub-Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser or Sub-Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser or Sub-Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser or Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser or Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser and Sub-Adviser faces a potential conflict of interest, but the Adviser and Sub-Adviser each believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

BROKERAGE WITH FUND AFFILIATES. Each Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser, the Sub-Adviser, or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. These rules require that commissions paid to the affiliate by a Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Funds, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.


PORTFOLIO HOLDINGS

The Board of Trustees has approved a policy and procedures that govern the timing and circumstances regarding the disclosure of Fund portfolio holdings information to shareholders and third parties. These policies and procedures are designed to ensure that disclosure of information regarding the Funds' portfolio securities is in the best interests of Fund shareholders, and include procedures to address conflicts between the interests of the Funds' shareholders, on the one hand, and those of the Funds' investment adviser, principal underwriter or any affiliated person of the Funds, its investment adviser, or its principal underwriter, on the other. Pursuant to such procedures, the Board has authorized the Adviser's Chief Compliance Officer (the "Authorized Person") to authorize the release of the Funds' portfolio holdings, as necessary, in conformity with the foregoing principles. The Authorized Person(s) reports quarterly to the Board regarding the implementation of such policies and procedures.

Pursuant to applicable law, the Funds are required to disclose their complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter (currently, each December 31, March 31, June 30, and September 30). The Funds disclose a complete schedule of investments in each Semi-Annual Report and Annual Report to Fund shareholders or, following the first and third fiscal quarters, in quarterly holdings reports filed with the SEC on Form N-Q. Semi-Annual and Annual Reports are distributed to Fund shareholders. Quarterly holdings reports filed with the SEC on Form N-Q are not distributed to Fund shareholders, but are available, free of charge, on the EDGAR database on the SEC's website at WWW.SEC.GOV.

These reports are also available, free of charge, on the Funds' website at WWW.BHRFUNDS.COM.

The website provides information about the Funds' complete portfolio holdings, updated as of the most recent calendar month. This information is provided with a lag of at least 10 days. The information on the Funds' website is publicly available to all categories of persons.

In addition to information provided to shareholders and the general public, from time to time rating and ranking organizations, such as Standard and Poor's and Morningstar, Inc., may request complete portfolio holdings information in connection with rating the Funds. Similarly, institutional investors, financial planners, pension plan sponsors and/or their consultants may request a complete list of portfolio holdings in order to assess the risks of the Funds' portfolio along with related performance attribution statistics. The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information. The Funds' policies and procedures provide that the Authorized Persons may authorize disclosure of portfolio holdings information to such third parties with different lag times provided that the recipient is, either by contractual agreement or otherwise by law, (i) required to maintain the confidentiality of the information and (ii) prohibited from using the information to facilitate or assist in any securities transactions or investment program.

No compensation or other consideration is paid to or received by any party in connection with the disclosure of portfolio holdings information including the Funds, Adviser and its affiliates or recipient of the Funds' portfolio holdings information.

In addition, the following parties may receive portfolio holdings information, as necessary, in connection with their services to the Funds: PFPC Trust Company, the Funds' Custodian; PFPC, Inc., the Funds' Administrator and Transfer Agent; Briggs Bunting & Dougherty, LLP, the Funds' independent registered public accounting firm; Drinker Biddle & Reath LLP, counsel to the Funds; Printerlink, the Funds' financial printer; ISS, the Funds' proxy voting service provider; and Interactive Data Corporation and Bloomberg, the Funds' pricing agents.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of funds and shares of each fund, each of which represents an equal proportionate interest in the portfolio with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the fund. Shareholders have no preemptive rights. All consideration received by the Trust for shares of any additional funds and all assets in which such consideration is invested would belong to that fund and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued. The Funds' shares, when issued, are fully paid and non-assessable.


SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a Delaware statutory trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust property for any shareholder held personally liable for the obligations of the Trust.

DIVIDEND RIGHTS

The Trustees may from time to time declare and pay dividends or other distributions with respect to any Series or Class. The amount of such dividends or distributions and the payment of them and whether they are in cash or any other Trust property shall be wholly in the discretion of the Trustees. All dividends and other distributions on Shares of a particular Series or Class shall be distributed pro rata to the Shareholders of that Series or Class in proportion to the number of Shares of that Series or Class they held on the record date established for such payment.


LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.


PROXY VOTING

The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Funds to the Sub-Adviser. The Sub-Adviser will vote such proxies in accordance with its proxy policies and procedures of a summary of, which is included in Appendix B to this SAI. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX. Information regarding how the Trust voted proxies relating to portfolio securities held by the Funds during the 12-month period ending June 30, 2007, which was filed with the SEC on Form N-PX, is available without charge, upon request, by calling 1-888-572-0968 or by writing to the Funds at BHR Institutional Funds, c/o PFPC Inc., P.O. Box 9679, Providence, RI 02940-9679. The Funds' Form N-PX is also available on the SEC's website at WWW.SEC.GOV.

CODE OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Sub-Adviser have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics ("the Codes") apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under the Adviser's Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements or are prohibited from making such investments. Copies of these Codes of Ethics are on file with the SEC and are available to the public.

                               APPENDIX A -RATINGS

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS


SHORT-TERM CREDIT RATINGS

         A Standard & Poor's short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor's for short-term issues:

         "A-1" - Obligations are rated in the highest category and indicate that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

         "A-2" - The obligor's capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

         "A-3" - Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         "B" - An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. Ratings of "B1", "B-2" and "B-3" may be assigned to indicate finer distinction within the "B" category.

         "C" - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

         "D" - Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         Moody's Investors Service ("Moody's") short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

         "P-1" - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

         "P-2" - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

         "P-3" - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

         "NP" - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.


         Fitch, Inc. / Fitch Ratings Ltd. ("Fitch") short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

         "F1" - Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

         "F2" - Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

         "F3" - Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

         "B" - Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

         "C" - Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

         "NR" - This designation indicates that Fitch does not publicly rate the associated issue or issuer.

         "WD" - This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

         The following summarizes the ratings used by Dominion Bond Rating Service Limited ("DBRS") for commercial paper and short-term debt:

         "R-1 (high)" - Short-term debt rated "R-1 (high)" is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an "R-1 (high)" rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an "R-1 (high)", few entities are strong enough to achieve this rating.

         "R-1 (middle)" - Short-term debt rated "R-1 (middle)" is of superior credit quality and, in most cases, ratings in this category differ from "R-1
(high)" credits by only a small degree. Given the extremely tough definition DBRS has established for the "R-1 (high)" category, entities rated "R-1 (middle)" are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

         "R-1 (low)" - Short-term debt rated "R-1 (low)" is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

         "R-2 (high)" - Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the "R-1 (low)" category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

         "R-2 (middle)" - Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. Relative to the "R-2 (high)" category, entities rated "R-2 (middle)" typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

         "R-2 (low)" - Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an "R-2 (middle)" credit. However, "R-2
(low)" ratings still display a level of credit strength that allows for a higher rating than the "R-3" category, with this distinction often reflecting the issuer's liquidity profile.

         "R-3" - Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer's control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

         "R-4" - Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

         "R-5" - Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.


LONG-TERM CREDIT RATINGS

         The following summarizes the ratings used by Standard & Poor's for long-term issues:

         "AAA" - An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

         "AA" - An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

         "A" - An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

         "BBB" - An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

         Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

         "BB" - An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

         "B" - An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

         "CCC" - An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

         "CC" - An obligation rated "CC" is currently highly vulnerable to nonpayment.

         "C" - A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

         "D" - An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

         "NR" - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

         Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of Standard & Poor's analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor's capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government's own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

         The following summarizes the ratings used by Moody's for long-term debt:

         "Aaa" - Obligations rated "Aaa" are judged to be of the highest quality, with minimal credit risk.

         "Aa" - Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

         "A" - Obligations rated "A" are considered upper-medium grade and are subject to low credit risk.

         "Baa" - Obligations rated "Baa" are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

         "Ba" - Obligations rated "Ba" are judged to have speculative elements and are subject to substantial credit risk.

         "B" - Obligations rated "B" are considered speculative and are subject to high credit risk.

         "Caa" - Obligations rated "Caa" are judged to be of poor standing and are subject to very high credit risk.

         "Ca" - Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

         "C" - Obligations rated "C" are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

         Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from "Aa" through "Caa." The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

         The following summarizes long-term ratings used by Fitch:

         "AAA" - Securities considered to be of the highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

         "AA" - Securities considered to be of very high credit quality. "AA" ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

         "A" - Securities considered to be of high credit quality. "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

         "BBB" - Securities considered to be of good credit quality. "BBB" ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

         "BB" - Securities considered to be speculative. "BB" ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

         "B" - Securities considered to be highly speculative. "B" ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

         "CCC," "CC" and "C" - Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A "CC" rating indicates that default of some kind appears probable. "C" ratings signal imminent default.

         "RD" - Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

         "D" - Indicates an entity or sovereign that has defaulted on all of its financial obligations.

         Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" category or to categories below "CCC".

         "NR" indicates that Fitch does not publicly rate the associated issue or issuer.

         The following summarizes the ratings used by DBRS for long-term debt:

         "AAA" - Long-term debt rated "AAA" is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a "AAA" rating.

         "AA" - Long-term debt rated "AA" is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated "AAA" only to a small degree. Given the extremely restrictive definition DBRS has for the "AAA" category, entities rated "AA" are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

         "A" - Long-term debt rated "A" is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of "AA" rated entities. While "A" is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

         "BBB" - Long-term debt rated "BBB" is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

         "BB" - Long-term debt rated "BB" is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the "BB" range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

         "B" - Long-term debt rated "B" is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

         "CCC", CC" and "C" -Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated "B." Long-term debt rated below "B" often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with "CC" and "C" normally used for lower ranking debt of companies for which the senior debt is rated in the "CCC" to "B" range.

         "D" - A security rated "D" implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a "D" rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the "D" rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

         ("high", "low") - Each rating category is denoted by the subcategories "high" and "low". The absence of either a "high" or "low" designation indicates the rating is in the "middle" of the category. The "AAA" and "D" categories do not utilize "high", "middle", and "low" as differential grades.

MUNICIPAL NOTE RATINGS

         A Standard & Poor's U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

         o Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

         o Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

         Note rating symbols are as follows:

         "SP-1" - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

         "SP-2" - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

         "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

         Moody's uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels - "MIG-1" through "MIG-3". In addition, those short-term obligations that are of speculative quality are designated "SG", or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody's for these short-term obligations:

         "MIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

         "MIG-2" - This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

         "MIG-3" - This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

         "SG" - This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

         In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or "VMIG" rating.

         When either the long- or short-term aspect of a VRDO is not rated, that piece is designated "NR", e.g., "Aaa/NR" or "NR/VMIG-1".

         VMIG rating expirations are a function of each issue's specific structural or credit features.

         "VMIG-1" - This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-2" - This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "VMIG-3" - This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

         "SG" - This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

         Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

ABOUT CREDIT RATINGS

A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion evaluates the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody's credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch's credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch's credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are opinions based on the quantitative and qualitative analysis of information sourced and received by DBRS, which information is not audited or verified by DBRS. Ratings are not buy, hold or sell recommendations and they do not address the market price of a security. Ratings may be upgraded, downgraded, placed under review, confirmed and discontinued.

                APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES

                  AG ASSET MANAGEMENT LLC

                  PROXY VOTING

     A. PROXY VOTING POLICY Part of the discretionary management responsibilities at AG Asset Management (hereinafter referred to as the "Company" or "we") includes the execution of proxy solicitations by companies in which the firm had, or has, investment positions as of the proxy record date associated with the annual meetings. Additionally, proxies are issued in connection with special events requiring shareholder voice, including applicable mergers, acquisitions and/or special provisions that might alter the text of the corporate charter. In all such instances, the Company's management has developed internal operating Proxy Voting Procedures that deal with the responsible management of incoming proxies. The Company owes a "fiduciary duty" to its advisory clients, including the duty of care and the duty of loyalty to clients. The duty of care requires the Company to monitor corporate events and to vote the proxies. The duty of loyalty requires that the Company vote proxies in a manner consistent with the best interest of its clients.

         Voting Client Proxies

         All new and existing discretionary accounts either provide AG Asset Management with voting authority or maintain voting authority themselves. In cases where the Company maintains voting authority, during the account set-up process, the custodian is instructed to forward all proxies to AG Asset Management. When a new account is established or if an existing account needs proxy information to be updated, AG Asset Management's Client Relations liaison is responsible for notifying and instructing the custodian on the forwarding and voting of proxies.

         Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

               o maintain or strengthen the shared interests of stockholders and management;

               o    increase shareholder value; and

               o    maintain or increase shareholder rights generally.

               Proxy votes will generally be cast against proposals having the opposite effect of the above. Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company's securities, we will generally vote against it. We believe that means for ensuring management accountability to shareholders, in the rare cases where is threatened, must not be compromised.

         We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, our voting position will generally favor not interfering with the directors' proper function in the interest of all shareholders.

         We believe that proposals addressing strictly social or political issues are irrelevant to the goal of maximizing the return on funds under our management. We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

         We may abstain from voting a client proxy if we conclude that the effect on shareholders' economic interests or the value of the portfolio holding is indeterminable or insignificant.

         We may abstain from voting a client proxy for cost reasons (e.g, costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client's investment and whether this expected effect would outweigh the cost of voting.


     B. RESOLVING CONFLICTS OF INTEREST AG Asset Management's Portfolio Managers/Analysts developed Proxy Voting Guidelines ("Guidelines"). These Guidelines represent the Company's pre-determined voting policy for how we want the votes placed. AG Asset Management may not follow these Guidelines in every situation. However, explanations will be documented and approved by a member of AG Asset Management's Management Committee in any case where we cast a vote that deviates from the Guidelines. These Guidelines may be adjusted to address new issues that appear during the year and are also reviewed annually in their entirety. The Guidelines are available to clients upon request.

         Additionally, AG Asset Management's Code of Ethics requires full and timely disclosure of any situation that may result in a conflict of interest or the appearance of a conflict of interest. To reinforce AG Asset Management's commitment to avoid conflicts of interest or their appearance, rules have been adopted that ensure conflicts are avoided and our fiduciary obligations are fulfilled. Further, by voting consistently with our Guidelines, AG Asset Management believes that client proxies are at all times properly voted.

         We review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a "potential conflict"). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall be reported to our Management Committee, or some form of sub-committee established for the purpose of evaluating Proxy Policies/Procedures ("Committee"). The Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Committee may resolve a potential conflict in any of the following manners:

         o If the proposal that is the subject of the proposed conflict is specifically addressed in these Proxy Voting Policies and Procedures, we may vote the proxy in accordance with such pre-determined policies and guidelines; provided that such pre-determined policy involves little discretion on our part;

         o We may disclose the potential conflict to our clients and obtain the consent of a majority in interest of our clients before voting in the manner approved by a majority in interest of our clients;

         o We may engage an independent third-party to determine how the proxy should be voted; or

         o We may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

         We will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior portfolio managers actually knew or reasonably should have known of the potential conflict.

         AG Asset Management takes into consideration what is best for its clients with respect to proxy voting. We may utilize client directed proxy voting guidelines or the AFL-CIO guideline as a model, as requested. AG Asset Management can accommodate individualized proxy voting policies on a client-by-client basis. Clients who disapprove of how we vote their proxies may decide to reclaim the responsibility to vote proxies or provide us with instructions on how to vote their proxies.


     C. PROXY ADMINISTRATION/MONITORING Members of AG Asset Management's investment staff, such as security analysts, generally review proxy proposals as part of their ongoing assessment of companies AG Asset Management's Proxy Group has primary responsibility for implementing its Proxy Voting policy and procedures, including ensuring that proxies are timely submitted. AG Asset Management uses a service provider, Automatic Data Processing Investor Communication Services, Inc. ("ADP"), to assist in voting proxies, recordkeeping, and other matters. All proxies received by the Proxy Group will be voted based upon AG Asset Management's instructions and/or policies. To assist it in analyzing proxies, AG Asset Management subscribes to Glass Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although Glass Lewis' analyses may be reviewed and considered in making a final voting decision, AG Asset Management does not consider recommendations from Glass Lewis to be determinative of its ultimate decision.

         On a daily basis, the Proxy Group electronically transmits a security position report to ADP that allows them to track the number of voting shares AG Asset Management has discretionary authority over. It is the Proxy Group's responsibility to track and vote all proxies on behalf of AG Asset Management and in accordance with our Guidelines. Upon receipt of the investment staff decisions, the Proxy Group performs a review to assure that votes are in accordance with AG Asset Management's Guidelines. If there are no conflicts, votes are sent electronically If there are conflicts, documentation as to why votes are being cast against our Guidelines is retained with the voting ballot in the AG Asset Management's records.


     D. HOW TO OBTAIN VOTING INFORMATION Any client of AG Asset Management may at any time request, either verbally or in writing, a proxy voting report from their Client Relations contact and Client Relations shall assure that proxy voting reports are provided as requested.


         If you invest with AG Asset Management through a wrap or consulting program, you should contact your Financial Advisor or Consultant. The report shall include a description of the matter on the ballot, how it was voted, whether management or a shareholder proposed it and whether it was a vote for or against management. AG Asset Management generates voting reports that cover the previous two years promptly upon request. For requests that exceed the previous two years, the turnaround time will vary based on factors such as the size of the request and whether or not the request is made during proxy season.


     E. RECORD KEEPING For our internal record keeping, the voting record of each vote cast by AG Asset Management on behalf of its clients, and the proxy statement and/or proxy research report for each meeting is retained for two (2) years on premises and five (5) years thereafter offsite at our storage warehouse facility.

                             BHR INSTITUTIONAL FUNDS

                                     PART C

Item 23.      EXHIBITS.

(a)(1) Certificate of Trust of BHR Institutional Funds (the "Trust") is incorporated by reference to Exhibit (a)(1) of the Registrant's Registration Statement as filed on June 27, 2006 (Accession No. 0001135428-06-000238) ("Registration Statement").

(a)(2) Agreement and Declaration of Trust is incorporated by reference to Exhibit (a)(2) of the Registrant's Registration Statement.

(b) By-laws are incorporated by reference to Exhibit (b) of the Registrant's Registration Statement.

(c) Articles II, VI, VII and VIII of Agreement and Declaration of Trust which is incorporated by reference to Item 23(a)(2) hereof.

(d)(1) Investment Management Agreement between the Trust and BHR Fund Advisors, LP ("BHR") is incorporated by reference to Exhibit
              (d)(1) of the Registrant's Post-Effective Amendment No. 15 as filed with the SEC on January 28, 2008 (Accession No. 0001135428-08-000042) ("Post-Effective Amendment No. 15").


(d)(2) Amended Schedule A to Investment Management Agreement between the Trust and BHR is filed herewith.

(d)(3) Amended Schedule B to Investment Management Agreement between the Trust and BHR is filed herewith.


(d)(4) Expense Limitation Agreement is incorporated by reference to Exhibit (d)(4) of the Registrant's Post-Effective Amendment No. 15.


(d)(5) Form of Amended Schedule to Expense Limitation Agreement is filed herewith.


(d)(6) Investment Subadvisory Agreement between BHR and ClariVest Asset Management LLC ("ClariVest") with respect to the ClariVest International Equity Fund and ClariVest SMid Cap Core Growth Fund (f/k/a ClariVest SMid Cap Growth Fund) is incorporated by reference to Exhibit (d)(6) of the Registrant's Post-Effective Amendment No. 15.

(d)(7) Investment Subadvisory Agreement between BHR and Smith Asset Management Group, L.P. ("Smith") is incorporated by reference to Exhibit (d)(7) of the Registrant's Post-Effective Amendment No. 15.

(d)(8) Investment Subadvisory Agreement between BHR and Mount Lucas Management Corp. ("Mount Lucas") is incorporated by reference to Exhibit (d)(8) of the Registrant's Post-Effective Amendment No. 15.

(d)(9) Form of Investment Subadvisory Agreement between BHR and LSV Asset Management ("LSV") is incorporated by reference to Exhibit (d)(10) of the Registrant's Post-Effective Amendment No. 13 as filed with the SEC on September 24, 2007 (Accession No. 0001135428-07-000446)
              ("Post-Effective Amendment No. 13").


(d)(10) Form of Investment Subadvisory Agreement between BHR and AG Asset Management LLC ("AG") is filed herewith.


(e) Underwriting Agreement is incorporated by reference to Exhibit (e) of the Registrant's Post-Effective Amendment No. 15.

(f)           None

(g) Custodian Services Agreement is incorporated by reference to Exhibit (g) of the Registrant's Post-Effective Amendment No. 15.

(h)(1) Transfer Agency Services Agreement is incorporated by reference to Exhibit (h)(1) of the Registrant's Post-Effective Amendment No. 15.

(h)(2) Administration and Accounting Services Agreement is incorporated by reference to Exhibit (h)(2) of the Registrant's Post-Effective Amendment No. 15.

(h)(3) Shareholder servicing plan and form of agreement is incorporated by reference to Exhibit (h)(3) of the Registrant's Post-Effective Amendment No. 6 as filed on May 30, 2007 (Accession No. 0001135428-07-000185) ("Post-Effective Amendment No. 6").

(i)(1) Opinion and consent of Drinker Biddle & Reath LLP regarding the ClariVest International Equity Fund and ClariVest SMid Cap Core Growth Fund (f/k/a ClariVest SMid Cap Growth Fund) dated February 23, 2007 is incorporated by reference to Exhibit (i) of the Registrant's Post-Effective Amendment No. 2 as filed on February 26, 2007 (Accession No. 0001135428-07-000054) ("Post-Effective
              Amendment No. 2").

(i)(2) Opinion and consent of Drinker Biddle & Reath LLP regarding the Smith Group Large Cap Core Growth Fund dated May 30, 2007 is incorporated by reference to Exhibit (i) of the Registrant's Post-Effective Amendment No. 6.

(i)(3) Opinion and consent of Drinker Biddle & Reath LLP regarding the ClariVest International Equity Fund and ClariVest SMid Cap Core Growth Fund (f/k/a ClariVest SMid Cap Growth Fund) dated June 29, 2007 is incorporated by reference to Exhibit (i) of the Registrant's Post-Effective Amendment No. 8 as filed on June 29, 2007 (Accession No. 0001135428-07-000234) ("Post-Effective
              Amendment No. 8").

(i)(4) Opinion and consent of Drinker Biddle & Reath LLP regarding the Mount Lucas U.S. Focused Equity Fund is incorporated by reference to Exhibit (i)(5) of the Registrant's

              Post-Effective Amendment No. 14 as filed with the SEC on September 24, 2007 (Accession No. 0001135428-07-000447) ("Post-Effective
              Amendment No. 14").

(i)(5) Opinion and consent of Drinker Biddle & Reath LLP regarding the Disciplined Global Equity Fund is incorporated by reference to Exhibit (i)(5) of the Registrant's Post-Effective Amendment No. 13.


(i)(6) Opinion and consent of Drinker Biddle & Reath LLP regarding the AG Mid Cap Core Fund, the AG Mid Cap Growth Fund, the AG Multi Cap Growth Fund and the AG Small Cap Core Fund is filed herewith.


(j)(1)        Consent of Drinker Biddle & Reath LLP is filed herewith.


(j)(2)        Consent of Briggs, Bunting & Dougherty, LLP is filed herewith.


(k)           None

(l)(1) Share Purchase Agreement for the ClariVest International Equity Fund is incorporated by reference to Exhibit (l)(1) of the Registrant's Post-Effective Amendment No. 15.

(l)(2) Share Purchase Agreement for the ClariVest SMid Cap Core Growth Fund is incorporated by reference to Exhibit (l)(2) of the Registrant's Post-Effective Amendment No. 15.

(l)(3) Share Purchase Agreement for the Mount Lucas U.S. Focused Equity Fund is incorporated by reference to Exhibit (l)(3) of the Registrant's Post-Effective Amendment No. 15.

(l)(4) Share Purchase Agreement for the Smith Group Large Cap Core Growth Fund is incorporated by reference to Exhibit (l)(4) of the Registrant's Post-Effective Amendment No. 15.


(l)(5) Form of Share Purchase Agreement for the AG Mid Cap Core Fund is filed herewith.

(l)(6) Form of Share Purchase Agreement for the the AG Mid Cap Growth Fund is filed herewith.

(l)(7) Form of Share Purchase Agreement for the AG Multi Cap Growth Fund is filed herewith.

(l)(8) Form of Share Purchase Agreement for the AG Small Cap Core Fund is filed herewith.


(m)           None

(n) 18f-3 Plan is incorporated by reference to Exhibit (n) of the Registrant's Post-Effective Amendment No. 6.

(p)(1) Code of Ethics for the Trust is incorporated by reference to Exhibit (p)(1) of the Registrant's Pre-Effective Amendment No. 2.

(p)(2)        Code of Ethics for BHR is incorporated by reference to Exhibit
              (p)(2) of the Registrant's Pre-Effective Amendment No. 2 as filed on October 30, 2006 (Accession No. 0001135428-06-000485)
              ("Pre-Effective Amendment No. 2").

(p)(3) Code of Ethics for ClariVest is incorporated by reference to Exhibit (p)(3) of the Registrant's Post-Effective Amendment No. 1 as filed on December 13, 2006 (Accession No. 0001135428-06-000552)
              ("Post-Effective Amendment No. 1").

(p)(4)        Code of Ethics for Smith is incorporated by reference to Exhibit
              (p)(3) of the Registrant's Post-Effective Amendment No. 6.

(p)(5) Code of Ethics for Mount Lucas is incorporated by reference to Exhibit (p)(6) of Registrant's Post-Effective Amendment No. 14.

(p)(6)        Code of Ethics for LSV is incorporated by reference to Exhibit
              (p)(7) of the Registrant's Post-Effective Amendment No. 13.


(p)(7)        Code of Ethics for AG is filed herewith.


(q) Power of attorney for Amy Duling, Gary Shugrue and James Patton is incorporated by reference to Exhibit (q) of the Registrant's Pre-Effective Amendment No. 2.


Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH TRUST.

         Not applicable.

Item 25. INDEMNIFICATION.

         Section 3817 of Title 12 of the Delaware Code authorizes a business trust to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions, if any, that are set forth in the business trust's governing instrument.

         Section 8.2 of Registrant's Agreement and Declaration of Trust, incorporated herein by reference to Exhibit (a), provides for the indemnification of Registrant's trustees and officers. In no event will Registrant indemnify any of its trustees or officers against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. Registrant will comply with Rule 484 under the Securities Act of 1933, as amended (the "1933 Act") and Release No. 11330 under the Investment Company Act of 1940 in connection with any indemnification.

         Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

(a)      BHR

         The only employment of a substantial nature of each of BHR's directors and officers is with BHR.

(b)      ClariVest

                                                              OTHER BUSINESS, PROFESSIONAL
NAME                           POSITION WITH ADVISER          VOCATION OR EMPLOYMENT

Daniel Kang                    Manager                        Principal of Lovell Minnick
                                                              Partners LLC
                                                              2141 Rosecrans Ave., Suite 5150
                                                              El Segundo, CA  90245

Jennings J. Newcom             Manager                        Managing Director and General Counsel of
                                                              Lovell Minnick Partners LLC
                                                              2141 Rosecrans Ave., Suite 5150
                                                              El Segundo, CA  90245

James E. Minnick               Manager                        Managing Director and General Counsel of
                                                              Lovell Minnick Partners LLC
                                                              150 N. Radnor Chester Road, F110
                                                              Radnor, PA  19807

 (c)     Smith

         The only employment of a substantial nature of each of Smith's directors and officers is with Smith.

(d)      Mount Lucas

         The only employment of a substantial nature of each of Mount Lucas' directors and officers is with Mount Lucas.

(e)      LSV

         The only employment of a substantial nature of each of LSV's directors and officers is with LSV.

(f)      AG

         The only employment of a substantial nature of each of AG's directors and officers is with AG.

Item 27. PRINCIPAL UNDERWRITER.


(a) PFPC Distributors, Inc. (the "Distributor") is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority. As of January 15, 2008, the Distributor acted as principal underwriter for the following investment companies:

AFBA 5 Star Funds, Inc.
Aston Funds
Atlantic Whitehall Funds Trust
BHR Institutional Funds
CRM Mutual Fund Trust
E.I.I. International Property Fund
E.I.I. Realty Securities
FundVantage Trust
GuideStone Funds
Highland Floating Rate Fund
Highland Floating Rate Advantage Fund
Highland Funds I
Kalmar Pooled Investment Trust
Matthews Asian Funds
Metropolitan West Funds
New Alternatives Fund
PAX World Funds Series Trust I
The RBB Fund, Inc.
Stratton Multi-Cap Fund
Stratton Monthly Dividend REIT Shares, Inc.
The Stratton Funds, Inc.
Sterling Capital Small Cap Value Fund
The Torray Fund
Van Wagoner Funds
Wilshire Mutual Funds, Inc.
Wilshire Variable Insurance Trust

Distributed by BB&T AM Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

BB&T Funds

Distributed by BlackRock Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:


BlackRock Funds
BlackRock Bond Allocation Target Shares
BlackRock Liquidity Funds
International Dollar Reserve Fund I, Ltd.
BlackRock Senior Floating Rate Fund, Inc.
BlackRock Senior Floating Rate Fund II, Inc.
BlackRock Balanced Capital Fund, Inc.
BlackRock Basic Value Fund II, Inc.
BlackRock Basic Value Fund, Inc.
BlackRock Basic Value Principal Protected Fund
BlackRock Bond Fund, Inc.
BlackRock California Municipal Series Trust
BlackRock Core Principal Protected Fund
BlackRock Developing Capital Markets Fund, Inc.
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund, Inc.
BlackRock Focus Value Fund, Inc.
BlackRock Fundamental Growth Fund, Inc.
BlackRock Fundamental Growth Principal Protected Fund
BlackRock Global Allocation Fund, Inc.
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund, Inc.
BlackRock Global Growth Fund, Inc.
BlackRock Global SmallCap Fund, Inc.
BlackRock Global Technology Fund, Inc.
BlackRock Global Value Fund, Inc.
BlackRock Healthcare Fund, Inc.
BlackRock Index Funds, Inc.
BlackRock International Value Fund
BlackRock Large Cap Series Funds, Inc.
BlackRock Latin America Fund, Inc.
BlackRock Mid Cap Value Opportunities Series, Inc.
BlackRock Multi-State Municipal Series Trust
BlackRock Municipal Bond Fund, Inc.
BlackRock Municipal Series Trust
BlackRock Natural Resources Trust
BlackRock Pacific Fund, Inc.

BlackRock Real Investment Fund
BlackRock Series Fund, Inc.
BlackRock Series, Inc.
BlackRock Short Term Bond Series, Inc.
BlackRock Short-Term U.S. Government Fund, Inc.
BlackRock U.S. Government Fund
BlackRock U.S. High Yield Trust
BlackRock Utilities and Telecommunications Fund, Inc.
BlackRock Value Opportunities Fund, Inc.
BlackRock Variable Series Funds, Inc.
BlackRock World Income Fund, Inc.
FDP Series, Inc.
Financial Institutions Series Trust
Inflation Protected Fund
Managed Account Series
Master Institutional Money Market Trust
Merrill Lynch Funds for Institutions Series
Merrill Lynch Ready Assets Trust
Merrill Lynch Retirement Series Trust
Merrill Lynch U.S. Treasury Money Fund
Merrill Lynch USA Government Reserves Fund
The GNMA Investment Accumulation Program, Inc.


Distributed by MGI Funds Distributors, Inc., a wholly-owned subsidiary of PFPC Distributors, Inc.:

MGI Funds

Distributed by Northern Funds Distributors, LLC, a wholly-owned subsidiary of PFPC Distributors, Inc.:


Northern Funds Trust
Northern Institutional Funds Trust


(b) The Distributor is a Massachusetts corporation located at 760 Moore Road, King of Prussia, Pennsylvania 19406. The Distributor is a wholly-owned subsidiary of PFPC Inc. and an indirect wholly-owned subsidiary of The PNC Financial Services Group, Inc., a publicly traded company.

The following is a list of the directors and executive officers of the
Distributor:


         NAME                       POSITIONS(S) WITH DISTRIBUTOR

         Steven Turowski            Director
         T. Thomas Deck             Director; President; Chief Executive Officer
         Michael DeNofrio           Director

         Nicholas M. Marsini, Jr.   Director
         Rita G. Adler              Chief Compliance Officer
         John Munera                Anti-Money Laundering Officer
         Jodi L. Jamison            Chief Legal Officer
         Julie Bartos               Assistant Secretary; Assistant Clerk
         Charlene Wilson            Treasurer; Chief Financial Officer;
                                    Financial & Operations Principal
         Maria C. Schaffer          Assistant Treasurer; Controller
         Bruno DiStefano            Vice President
         Susan K. Moscaritolo       Vice President; Secretary; Clerk
         Ronald Berge               Assistant Vice President
         Dianna A. Stone            Assistant Secretary; Assistant Clerk


Item 28. LOCATION OF ACCOUNTS AND RECORDS.

(1) PFPC Trust Company, 8800 Tinicum Boulevard, Suite 200, Philadelphia, Pennsylvania 19153 (records relating to its functions as custodian).

(2) PFPC Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (records relating to its functions as distributor).

(3) PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its functions as administrator and accounting agent and Registrant's Agreement and Declaration of Trust, By-laws and minute books).

(4) PFPC Inc., 103 Bellevue Parkway, Wilmington, Delaware 19809 (records relating to its function as transfer agent and dividend disbursing agent).

(5) BHR Fund Advisors, L.P., 1160 Swedesford Road, Suite 140, Berwyn, Pennsylvania 19312 (records relating to its functions as investment adviser).

(6) ClariVest, 11452 El Camino Real, Suite 250, San Diego, California 92130 (records relating to its functions as sub-adviser for the ClariVest International Equity Fund and ClariVest SMid Cap Growth Fund).

(7) Smith, 100 Crescent Court, Suite 1150, Dallas, Texas 75201 (records relating to its functions as sub-adviser for the Smith Group Large Cap Core Growth Fund).

(8) Mount Lucas, 47 Hulfish Street, Suite 510, Princeton, New Jersey 08542 (records relating to its functions as sub-adviser for the Mount Lucas U.S. Focused Equity Fund).

(9) LSV, One North Wacker Drive, Suite 4000, Chicago, Illinois 60606 (records relating to its functions as sub-adviser for the Disciplined Global Equity Fund).


(10) AG, 245 Park Avenue, 42nd Floor, New York, New York 10167 (records relating to its functions as sub-advisor for the AG Mid Cap Core Fund, AG Mid Cap Growth Fund, AG Multi Cap Growth Fund and AG Small Cap Core
         Fund).

Item 29. MANAGEMENT SERVICES.

         There are no management-related service contracts not discussed in Part A or Part B.


Item 30. UNDERTAKINGS.

         Not applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended (the "1933 Act") and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 17 (the "Amendment") to be signed on its behalf by the undersigned, thereto duly authorized in the City of Berwyn, Commonwealth of Pennsylvania on the 29th day of April 2008.


                                                     BHR INSTITUTIONAL FUNDS

                                                     BY: /S/ PETER MORAN
                                                     -------------------
                                                     Name:  Peter Moran
                                                     Title: President


         Pursuant to the requirements of the 1933 Act, this Amendment to the registration statement has been signed below by the following persons in the capacity indicated on the 29th day of April 2008.


/s/ Amy Duling                         Trustee
-----------------------------------
Amy Duling*

/s/ Gary Shugrue                       Trustee
-----------------------------------
Gary Shugrue*

/s/ James Patton                       Trustee
-----------------------------------
James Patton*

/s/Peter Moran                         President
-----------------------------------
Peter Moran

/s/ John Leven                         Treasurer (Principal Financial Officer)
-----------------------------------
John Leven


*BY:  /S/ MICHAEL P. MALLOY
      ---------------------
      Michael P. Malloy
      Attorney-In-Fact (pursuant to Power of Attorney)

                                  EXHIBIT INDEX
                        FORM N-1A REGISTRATION STATEMENT


EXHIBIT NO.                         DESCRIPTION


EX-99.(d)(2)      Amended Schedule A to Investment Management Agreement

EX-99.(d)(3)      Amended Schedule B to Investment Management Agreement

EX-99.(d)(5)      Form of Amended Schedule to Expense Limitation Agreement

EX-99.(d)(10)     Form of  Investment Subadvisory Agreement between BHR and AG

EX-99.(i)(6)      Opinion and consent of Drinker Biddle & Reath LLP regarding the AG Mid Cap Core Fund, the AG Mid Cap Growth Fund, the AG
                  Multi Cap Growth Fund and the AG Small Cap Core Fund

EX-99.(j)(1)      Consent of Drinker Biddle & Reath LLP

EX-99.(j)(2)      Consent of Briggs, Bunting & Dougherty, LLP

EX-99.(l)(5)      Form of Share Purchase Agreement for the AG Mid Cap Core Fund

EX-99.(l)(6)      Form of Share Purchase Agreement for the AG Mid Cap Growth
                  Fund

EX-99.(l)(7)      Form of Share Purchase Agreement for the AG Multi Cap Growth
                  Fund

EX-99.(l)(8)      Form of Share Purchase Agreement for the AG Small Cap Core
                  Fund

EX-99.(p)(7)      Code of Ethics for AG